Exhibit 3.180
NOTARY 96
Mauricio Martinez Rivera
Deed No. 31,265
INSTRUMENT THIRTY-ONE THOUSAND TWO HUNDRED SIXTY-FIVE.
BOOK SEVEN HUNDRED FOUR.         JOS/MGV.
MEXICO, FEDERAL DISTRICT, NOVEMBER FIVE, NINETEEN NINETY-SEVEN.
I, MAURICIO MARTINEZ RIVERA, Notary number ninety-six of the Federal District, hereby certify:
A) THE FORMALIZATION OF POWERS granted abroad, made by request of Mr. Attorney CARLOS GUERRERO GONZALEZ.
B) THE INCORPORATION OF A JOINT-STOCK COMPANY WITH VARIABLE CAPITAL, made by the foreign Companies named “TENNECO PACKAGING INTERNATIONAL HOLDINGS INC.” and “TENNECO PACKAGING INC.”, hereby represented by Attorney CARLOS GUERRERO GONZALEZ in his capacity of Attorney in Fact, according to the following representations, clauses and bylaws:
REPRESENTATIONS
I. GRANTING OF A POWER OF ATTORNEY. That the person appearing hereby produced a document written down in English, which has five pages written down only on the obverse side, granted before Peggy Erbacci, Notary Public for Evanston City, County of Cook, State of Illinois, United States of America, dated October twenty-nine, nineteen ninety-seven, by which the Company named “Tenneco Packaging International Holdings Inc.”, hereby represented by Mr. Robert A. Page in his capacity of Vice-chairman, has granted in favor of Messieurs Eduardo Alfonso Eric Martinez Rodriguez, Santiago Jose Palaciá Lores, Carlos Guerrero Gonzalez and Roberto Aparicio Moreno, a special power of attorney to act jointly or separately on behalf of the principal and to represent the latter in the incorporation of a Joint-Stock Company with Variable Capital under the Mexican laws and under the terms therein described and to also subscribe and pay a part of the capital stock.
Said power of attorney was duly annotated by the Secretary of State of the State of Illinois, United States of America, on October thirty, nineteen ninety-seven, under number seventy-seven thousand seven hundred eighty; power that he shows to be duly translated into Spanish by Maria Elena Cruces Ramirez, expert translator authorized by the Superior Court of Justice of the Federal District, according to the bulletin published on February seven, nineteen ninety-seven, having attached such documents to the appendix hereof under letter “A”.
II. GRANTING OF THE POWER OF ATTORNEY. That the person appearing hereby produced a document written down in English, which has five pages written only on the obverse side,

executed before the same Notary as the above on October twenty-nine, nineteen ninety-seven, by which the Company named “Tenneco Packaging Inc.”, hereby represented by Mr. Robert A. Page in his capacity of Vice-chairman, has granted in favor of Mr. Eduardo Alfonso Eric Martinez Rodriguez, Santiago Jose Palaciá Lores, Carlos Guerrero Gonzalez and Roberto Aparicio Moreno, special power of attorney to act jointly or separately on behalf of the principal and to represent the latter in the incorporation of a Joint-Stock Company with Variable Capital under the Mexican laws and under the terms that in said instrument are described, and to also subscribe and pay a part of the capital stock.
Said power of attorney was duly annotated by the Secretary of State of the State of Illinois, United States of America, on October thirty, nineteen ninety-seven, under number seventy-seven thousand seven hundred seventy-nine; power of attorney that he shows to me duly translated into Spanish by Maria Elena Cruces Ramirez, expert translator authorized by the Superior Court of Justice of the Federal District, according to the bulletin published on February seven, nineteen ninety-seven, having attached the aforementioned documents to the appendix hereof under letter “B”.
III. PERMIT OF THE DEPARTMENT OF FOREIGN AFFAIRS. To incorporate the Company referred to in this deed, the person appearing produced the permit granted by the Department of Foreign Affairs, through the General Direction of Legal Matters, Direction of Permits, Article Twenty-seven of the Constitution, number nine million, thirty-seven thousand nine hundred thirty-nine, file number nine billion seven hundred-nine million, thirty-seven thousand seventy-two, folio number thirty-eight thousand one hundred fifty-six, dated October twenty-four, nineteen ninety-seven, which document I attach to the appendix hereof under letter “C”.
In accordance with the aforementioned, the person appearing grants the following:
CLAUSES
FORMALIZATION OF THE POWERS OF ATTORNEY
GRANTED ABROAD
SOLE. According to provisions in articles 90, 91 and 92 of the Notary Law for the Federal District, as requested by Mr. Attorney Carlos Guerrero Gonzalez, the powers of attorney granted by the foreign Companies named “Tenneco Packaging International Holdings Inc.” and “Tenneco Packaging Inc.” in favor of messieurs Attorneys Eduardo Alfonso Eric Martinez Rodriguez, Santiago Jose Palaciá Lores, Carlos Guerrero Gonzalez and Roberto Aparicio Moreno, are hereby formalized and added to the appendix hereof under letters “A” and “B” and are hereby taken as reproduced as if literally inserted for any and all legal effects that correspond.
INCORPORATION
SOLE. Mr. Attorney Carlos Guerrero Gonzalez, on behalf of and in representation of the foreign Companies named “TENNECO PACKAGING INTERNATIONAL HOLDINGS INC.” and “TENNECO PACKAGING INC.”, incorporate a JOINT-STOCK COMPANY WITH VARIABLE

CAPITAL, according to provisions set forth in the General Companies Law, which shall be ruled by the following
BYLAWS
NAME, PURPOSE, DOMICILE, NATIONALITY AND TERM.
FIRST ARTICLE. NAME. The Company’s name is “TENNECO PACKAGING DE MEXICO” and it will always go followed by the words “SOCIEDAD ANONIMA DE CAPITAL VARIABLE”, or its abbreviation, “S.A. de C.V.”.
SECOND ARTICLE. PURPOSE. The Company shall always follow the provisions and the public interest and order laws and its purpose is:
1. To manufacture, store, sell and distribute packaging products made of corrugated sheet, cardboard packaging products, plastic packaging products, construction and tableware products; aluminum sheet packaging products; molded fiber packaging products and packaging protective products made of plastic or paper.
II. To act as agent or representative of any individual or Company committed in any way with any commercial or industrial activity permitted by the United Mexican States Laws.
III. To get, acquire, use or dispose of all kinds of patents, invention certificates, brands, trade names or copyrights deriving from them whether in the United Mexican States or abroad.
IV. To establish, own, lease, operate and in general acquire any factories, workshops, warehouses, offices, stores, dealers, plants or any other personal property or real estate properties of any nature required for performing their activities, as well as to acquire any kinds of business and industrial companies, acquire their assets or shares of stock
V. To receive from another Mexican or foreign Company and to offer to such companies in which it has an interest or to any other companies, counseling and technical consulting services in the industrial, administrative, accounting, mercantile and financial areas.
VI. To render all kinds of technical, administrative or supervision services to industrial or commercial companies, whether Mexican or foreign of any nature and to receive such services from any individual or Company.
VII. To get all kinds of loans and credits, including the ones that have no specific security, as well as to grant loans, including, but not limited to, loans to civil or mercantile Companies with which the Company has any business relationship.
VIII. Grant all kinds of guarantees and endorse them for credit instruments or obligations acquired by companies in which the partnership has an interest or ownership interest, as well as credit instruments or obligations acquired by other companies or persons with whom the partnership has a business relationship.
IX. To subscribe and grant all kinds of credit instruments, accept them and endorse them, including obligations with or without real securities.
X. To acquire properties or lease all kinds of personal property or real estate properties, as well as the real rights in rem thereon, which are necessary or convenient to carry out the corporate purpose or for the activities of the civil or mercantile Companies in which the Company has an interest or participation.
XI. In general, to carry out and enter into all kinds of related acts, contracts, and transactions that may be necessary or convenient to carry out any of the aforementioned activities.
THIRD ARTICLE. The Company’s domicile shall be the City of Guadalajara, State of Jalisco; nevertheless, it may establish agencies or branch offices in any part of the Mexican Republic or abroad and are subject to conventional domiciles, without this implying any change in the corporate domicile.
FOURTH ARTICLE. The Company is of Mexican nationality. Any foreigner that in the act of organizing the Company or at any future time acquires an interest or ownership interest in the Company, by such simple fact, shall be deemed to be a Mexican regarding the one and the other, and it shall be understood that he agrees not to invoke the protection of its government, under penalty of, otherwise, losing said interest or participation in favor of the Mexican nation.
FIFTH ARTICLE. The Company’s term shall be 99 years, commencing on the date this incorporation agreement deed is signed.
CAPITAL STOCK AND SHARES OF STOCK
SIXTH ARTICLE. The capital stock is variable. The minimum fixed capital not entitled to withdrawal is $50,000.00, represented by 50,000 common shares of stock, registered, Series “A”, with par value of $1.00 (ONE PESO) each, fully subscribed and paid. The variable part of the capital will have no limit and shall be represented by common stock, registered, Series “B”, which will have the features determined by the Shareholders Meeting approving their issuance.
All the common stock will grant equal rights and obligations to their holders. The certificates or instruments covering the shares shall include all the requirements set out by Article 125 of the General Companies Law; they may cover one or more shares of stock and shall be signed by two members of the Board of Management or the Sole Manager in its case.
The Company will keep a Book of Records of Shareholders. All the operations related to the subscription, acquisition or transfer of shares shall be recorded therein, specifying the names, domiciles and nationality of all the shareholders who convey their shares, as well as those to whom they are transferred.

SEVENTH ARTICLE. Any capital increase or reduction that corresponds to the Company’s minimum fixed capital shall be decreed by the Extraordinary Shareholders Meeting, subject to provisions set forth in the General Companies Law.
Increments or reductions in the variable part of the capital stock may be decreed by the Ordinary Shareholders Meeting.
In case of capital increase, the shareholders shall be entitled to the first refusal right to subscribe said increments proportionally to the number of shares they own at the time, under the terms of Article 132 of the General Companies Law.
Said preemption right must be exercised within a term of 15 business days, following the date in which the agreement reached by the Shareholders Meeting resolving on such increase was published in an official newspaper in the Company’s domicile.
Nevertheless, if at the Meeting the whole of the shares integrating the capital stock were represented, such term of 15 days will commence on the date the Meeting was held and the shareholders shall be deemed to have been notified of the agreement at such time, and therefore, its publishing will not be necessary.
In case any shareholder fails to exercise his right to first refusal as stated above, the other shareholders shall be entitled to subscribe the shares in question. This provision is also applicable in case of any transfer of shares.
EIGHTH ARTICLE. Any transfer or sale of shares will require the prior approval of the Ordinary Shareholders Meeting (if the Company’s management is in charge of one Sole Manager) or the Board of Management, as applicable, except if said transfer or sale of shares is carried out among the Company’s shareholders or by a shareholder to his parent company, or to any subsidiary or affiliate of said shareholder, or to the merging company, in case of a merger.
In case of sale or transfer of shares to persons other than the ones provided in the paragraph above, the shareholders who are interested in selling or transferring their shares, shall notify their decision in writing to the Shareholders Meeting or the Board of Management, as applicable. The Shareholders Meeting or the Board of Management, as the case may be, shall provide notice to the other Company’s shareholders of the sale or transfer of shares proposal, within fifteen calendar days following, specifying the sale price and conditions and the other shareholders shall be entitled to acquire or appoint a purchaser of the shares at the price specified, or at the market value of said shares of stock if the proposed transfer is not a sale, the value of which shall be determined by independent appraisal appointed by the selling shareholder and approved by the Board of Management. This right shall be exercised by written notice given to the Shareholders Meeting or the Board of Management, as applicable, 7 calendar days following the date in which notice of the proposal to sell or transfer the shares was provided, and by payment to the Company of the sale price within the following 15 calendar days, for it to be delivered to the selling shareholder or shareholders.

If the shares offered are not acquired by one or some of the other shareholders, or by a person or persons appointed by them, the Shareholders Meeting or the Board of Management, as applicable, shall authorize the sale or transfer of shares to a third person under the terms and conditions of the proposed transfer.
COMPANY MANAGEMENT.
NINTH ARTICLE. The Company’s management shall be, in charge of a Sole Manager or a Board of Management integrated by at least two members, as determined by the Ordinary Shareholders Meeting, and, if the Meeting deems it to be necessary, by substitute members appointed by the Shareholders Meeting.
If the Ordinary Shareholders Meeting resolves that the Company’s management shall be in charge of a Board of Management, any shareholder or group of shareholders holding at least twenty-five per cent of the capital stock shall be entitled to appoint a Director of the Board and his corresponding substitute. The Sole Manager or the members of the Board of Management and their corresponding substitutes, as applicable, may be or not be shareholders; they will hold office until the persons appointed to substitute them take possession of their charges; they may be reelected and receive the remunerations determined by the Ordinary Shareholders Meeting.
TENTH ARTICLE. The Sole Manager or the members of the Board of Management, as the case may be, shall be appointed by the Shareholders Meeting. The Secretary needs not being a member of the Board.
ELEVENTH ARTICLE. The Sole Manager or the Board of Management, as applicable, shall have the legal representation of the Company, with the following authority and obligations:
a) To exercise the power of attorney of the Company for lawsuits and collections, which is granted with all the general and special authority requiring a special clause according to the Law; and therefore, it is granted with no limitation whatsoever, pursuant to provisions set forth in the first paragraph of Article 2,554 and Article 2,587 of the Civil Code for the Federal District and their related articles in the Civil Codes of the States of the Mexican Republic, being thus authorized to act in trials opposing actions or exceptions, as well as to withdraw, even from Amparo suits; to criminally complain and withdraw from the complaints filed; to become a party assisting the Public Prosecutor and to grant pardon if applicable pursuant to Law; to settle; to submit in arbitrations; to prepare and reply to interrogatories; to challenge judges, to receive payments and execute any other acts expressly determined by law, among which the one of representing the Company before criminal, civil and administrative authorities and courts is included, as well as before labor authorities and courts.
b) To exercise the Company’s power of attorney for managing goods, according to provisions set forth in the second paragraph of Article 2,554 of the Civil Code for the Federal District and the relative provisions of the Civil Codes in the other States of the Republic.

c) To exercise the Company’s power of attorney for acts of management as to labor matters for the purposes of Articles 692, 786, 876 as well as 870 and other applicable articles of the Federal Labor Law in force in the United Mexican States, to appear with labor authorities and courts in any labor matter to which the Company is a party or third party, both at the initial hearing and at any subsequent stage to answer interrogatories.
d) To exercise the Company’s power of attorney for acts of ownership, according to provisions set out in the third paragraph of Article 2,554 of the Civil Code for the Federal District and its related precepts in the Civil Codes of the other States of the Mexican Republic.
e) To exercise the Company’s power of attorney for issuing and subscribing credit instruments, under the terms of the ninth Article of the General Law on Negotiable Instruments and Credit Operations;
f) To exercise the Company’s power of attorney for opening bank accounts on behalf of the Company, draw against them and appoint the individuals who may draw against such bank accounts;
g) To exercise the Company’s power of attorney for hiring and removing the Company’s officials and employees and to determine their authority, work conditions and remunerations;
h) To exercise the Company’s power of attorney to prepare the interior labor regulations;
i) To exercise the Company’s power of attorney to authorize any transfer of the Company’s shares of stock;
j) To exercise the Company’s power of attorney to carry out all the acts authorized by these bylaws or acts that are consequence thereof;
k) To exercise the Company’s power of attorney for calling a shareholders’ meeting and to execute their resolutions; and
l) To exercise the Company’s power of attorney for granting general or special powers of attorney under the terms of this article, with or without substitution authority, as well as to revoke the powers so granted.
TWELFTH ARTICLE. If the Company’s management is in charge of a Board of Management, the calls to the Board of Management Meetings shall be in writing by the Chairman, the Secretary or any other member of the Board, and shall be provided to the other Members of the Board at least fifteen calendar days in advance of the date set for holding the Meeting. The calls will specify all the matters to be submitted to the Board, and this body is hereby authorized to consider or resolve on the matters that are not specified in the call to the meeting. The members not residing in Mexico shall be entitled to receive notice of the calls to the meetings, wither by telex, telegram or fax. A call to the meeting will not be necessary if all the Members of the Board were present in the Meeting.

THIRTEENTH ARTICLE. If applicable, the Board of Management will gather together regularly once a year and at any other time in which it is duly called. The Board of Management meetings shall be held at the corporate domicile or at any other place in the Mexican Republic or abroad. If the Chairman fails to attend the Meeting, it shall be presided over by the Member who is appointed by the Board by a majority of votes. If the Secretary fails to attend the Meeting, the person appointed by the Board by majority of votes shall be the one to act as such. The minutes of each Session of the Board shall be recorded in a book especially used to such purpose and shall be signed by those who acted as Chairman and Secretary of the Meeting. The documents evidencing the resolutions adopted by the Board of Management with the unanimous consent of the members of said Board, confirmed in writing under the terms of the Article below.
FOURTEENTH ARTICLE. For the Board of Management Meetings and their resolutions to be valid, the attendance of the majority of their members is a requirement.
Notwithstanding the provisions above, the Board of Management resolutions may be adopted without the need for holding a Session of the Board of Management, provided such resolutions are adopted by unanimous consent of its members, no other call or formality shall be required than the meeting itself by the whole of the members of the Board in a document demonstrating the adoption of the important resolutions.
FIFTEENTH ARTICLE. The Board of Management will adopt its resolutions by majority of votes of the members attending.
COMPANY’S SURVEILLANCE
SIXTEENTH ARTICLE. The Company’s surveillance shall be in charge of one or more Statutory Auditors, as determined by the Ordinary Shareholders Meeting. The Statutory Auditors may have substitutes appointed by the Assembly. The Statutory Auditors may be or not be shareholders; they may be reelected and hold office until the persons appointed to substitute them take possession thereof.
Any shareholder of group of shareholders representing at least twenty-five per cent of the capital stock shall be entitled to designate a Statutory Auditor and the substitute thereof.
SEVENTEENTH ARTICLE. The Statutory Auditors will have the authority and duties listed in Articles one hundred sixty-six and one hundred seventy-nine of the General Companies Law.
SHAREHOLDERS’ MEETINGS
EIGHTEENTH ARTICLE. The Shareholders’ Meetings shall be Extraordinary or Ordinary and all of them shall be held at the corporate domicile. The ones called to address any of the matters included in Article 182 of the General Companies’ Law shall be Extraordinary. All the others shall be Ordinary.
NINETEENTH ARTICLE. The calls to the Shareholders Meetings shall be made by the Sole Manager, the Board of Management or the Statutory Auditors. Nevertheless, the

shareholders representing at least thirty-three per cent of the capital stock may request in writing, at any time, that the Sole Manger, the Board of Management or the Statutory Auditors calling to a Shareholders Meeting to discuss the issues specified in their request. Any shareholder who is the owner of a share of stock will have the same right in any of the cases referred to in Article 185 of the General Companies’ Law. If the Sole Manger, the Board of Management or the Statutory Auditors, as applicable, fail to call to the meeting within 15 calendar days following the date of the request, a Civil or District Judge of the Company’s domicile shall make the call on request of any of the interested parties, who must exhibit their shares of stock to such purpose.
TWENTIETH ARTICLE. The calls to the Meetings must be published in the official newspaper of the Company’s domicile or in one of the newspapers of larger circulation in said domicile at least fifteen calendar days in advance of the date set for the Meeting. The calls shall specify the place, date and time of the Meeting and will include the Agenda and be signed by the person or persons making them. The shareholders living abroad shall be entitled to receive notice of the calls by communication sent by telex, telegram or fax, with the same advance as specified above.
TWENTY-FIRST ARTICLE. The Meetings may be held without prior call, if the capital stock is fully represented at the time of voting.
TWENTY-SECOND. The shareholders appearing registered in the Book of Record of Shareholders as owners of one or more shares of stock of the Company shall be admitted to the Shareholders’ Meetings, or in default thereof, those who credit their capacity of shareholders by any other legal means.
TWENTY-THIRD ARTICLE. Shareholders may be represented at the Meetings by the person or persons they appoint through power of attorney signed before two witnesses, or by any other form of a power of attorney granted pursuant to the law. The Sole Manager, the members of the Board of Management and the Statutory Auditors may not represent the shareholders at the Meetings.
TWENTY-FOURTH ARTICLE. The Meeting minutes shall be recorded in a book especially used to such effects and they shall be signed by those who acted as Chairman and Secretary of the Meeting, as well as by the Statutory Auditors who attended and the shareholders or shareholder representatives who wish to do so. The documents where the resolutions adopted by the shareholders under the terms of the Twenty-Seventh Article of these corporate bylaws shall be added to the aforementioned book.
TWENTY-FIFTH ARTICLE. The Meetings shall be presided over by the Sole Manager or by the Chairman of the Board of Management, as the case may be. If the Sole manager or the Chairman of the Board of Management is absent, then the Meetings shall be presided over by the person appointed by majority of votes of the shares of stock represented at the Meeting. The Secretary of the Board of Management will act as Secretary in the Shareholders’ Meetings, but if he were absent then this function shall be performed by the person appointed by a majority of votes from the shares of stock represented at the Meeting.

TWENTY-SIXTH ARTICLE. The Ordinary Meetings shall be held at least once a year, within the four months following the close of the fiscal year. In addition to the matters specified in the Agenda, they shall:
a) Discuss, approve or amend the Sole Manager’s report or the one of the managers referred to in article one hundred seventy-two of the General Companies’ Law, taking into account the report of the Statutory Auditors; and
b) Appoint the Sole Manager or the members of the Board of Management and the Statutory Auditors and determine their remunerations.
TWENTY-SEVENTH ARTICLE. The resolutions to be adopted by the Ordinary or Extraordinary Shareholders’ Meetings may be adopted without holding a Shareholders’ Meeting, provided said resolutions are adopted by the unanimous consent of the shareholders entitled to vote if the corresponding Shareholders’ Meeting was held and if said consent is confirmed in writing. The resolutions so adopted will have the same effects and legal consequences as the resolutions adopted in the Ordinary or Extraordinary Shareholders’ Meetings. When the resolutions of the Shareholders’ Meetings are adopted by unanimous consent of the members confirmed in writing, it shall be necessary that said unanimous consent is evidenced in a document subscribed by the whole of the shareholders entitled to vote, there being no need for a prior call to a meeting or compliance with any additional formalities of any kind. The documents whereby the resolutions adopted by unanimous consent of the shareholders confirmed in writing, shall be attached to the Book of Minutes to which the Twenty-fourth Article herein refers.
VALIDITY OF THE SHAREHOLDER MEETINGS
TWENTY-EIGHTH ARTICLE. Every share of stock shall be entitled to one vote in the Shareholders’ Meetings. To be valid, the Ordinary Shareholders’’ Meetings held by virtue of a first call must gather, at least, fifty per cent of the shares representing the capital stock and their resolutions shall be valid they are adopted by the favorable vote of the majority of shares attending the Meeting. The Ordinary Shareholders’ Meetings held in second or further calls shall be valid whichever the number of shares attending or represented and their resolutions shall be valid if adopted by a majority of votes.
TWENTY-NINTH ARTICLE. To be valid, the Extraordinary Shareholder Meetings held by virtue of a first call must gather, at least, seventy-five per cent of the shares representing the capital stock and their resolutions shall be valid when they are adopted by the favorable vote of the shares representing at least fifty per cent of the capital stock.
FINANCIAL INFORMATION
THIRTIETH ARTICLE. Within three months following the close of every fiscal year, a report shall be prepared containing all the financial information required pursuant to Article one hundred seventy-two of the General Companies’ Law.
THIRTY-FIRST ARTICLE. The preparation of the report containing the financial information shall be in charge of the Sole Manager or Board of Management, as applicable. The financial information, together with the base documents, shall be provided to the Statutory Auditors at least one month in advance of the date set for the Annual Ordinary Shareholders’ Meeting.
THIRTY-SECOND ARTICLE. Within fifteen days following the date in which the financial information and its attachments has been submitted to them, the Statutory Auditors will formulate a report including their comments and recommendations. All these documents shall be kept by the Sole Manager or the Board of Management for fifteen days prior to the date set out for carrying out the Annual Ordinary Shareholders’ Meeting, for them to be available for examination by the shareholders at the Company’s offices.
PROFITS AND LOSSES
THIRTY-THIRD ARTICLE. Net profits per fiscal year shall be distributed as follows:
a) Five percent shall be used to integrate, and if necessary, reintegrate the legal reserve fund, until it is equal to, at least, twenty per cent of the capital stock;
b) If the Assembly so determines, it shall create or increase the capital reserves that are deemed appropriate; and
c) The remaining profits, if any, shall be applied as determined by the Ordinary Shareholders’ Meeting.
THIRTY-FOURTH ARTICLE. Losses, if any, shall be first absorbed by the capital reserves and in lack thereof, by the capital stock.
DISSOLUTION AND LIQUIDATION
THIRTY-FIFTH ARTICLE. The Company shall be dissolved in any of the cases specified in article two hundred twenty-nine of the General Companies’ Law.
THIRTY-SIXTH ARTICLE. Once the Company has been dissolved it go into liquidation. Liquidation shall be in charge of one or more liquidators appointed by the Extraordinary Shareholders Meeting. If the Meeting fails to make such appointment, a Civil or District Judge of the Company’s domicile will do so upon request of any shareholder.
THIRTY-SEVENTH ARTICLE. In lack of express instructions given on the contrary by the Meeting to the liquidators, the liquidation shall be performed according to the following general bases:
a) Conclusion of pending businesses, in the least harmful way for creditors and shareholders;
b) Collection of credits and payment of obligations;
c) Sale of company assets;

d) Preparation of the final liquidation balance, which shall be subject to the discussion and approval of shareholders.
e) Allotment of the remainder, if any, among the shareholders, proportionally to their shares of stock; and
f) Deposit of the final balance approved, with the Public Registry of Commerce, getting from it the cancellation of the Corporate Contract inscription, once the liquidation has been completed.
THIRTY-EIGHTH ARTICLE. APPLICABLE LAW. For anything not expressly provided by this deed, the provisions in the General Companies Law will apply.
Now, therefore, the persons appearing grant the following:
TRANSITIONAL CLAUSES
FIRST. The founding partners, as such, reserve no participation whatsoever.
SECOND. Capital stock is variable. Minimum fixed capital not entitled to withdrawal amounts $50,000.00 PESOS, represented by 50,000 ordinary common registered stock of Series “A” with par value of $1.00 PESO each, fully subscribed and paid-in, distributed as follows:

SHAREHOLDER	NUMBER OF SHARES	CONTRIBUTION
“Tenneco Packaging International Holdings Inc.	49,999	$49,999 Mexican pesos
“Tenneco Packaging Inc.”	1	$1.00 Mexican peso
TOTAL	50,000	$50,000 Mexican pesos
THIRD. The company’s shareholders, represented as has been established, hereby agree:
a) That the company is to be managed by a Board of Management to be integrated as follows:
CHAIRMAN. Mr. Paul J. Griswold
SECRETARY. William J. Sweeney
Who, to perform their charges will enjoy as a whole all the powers and authority referred to by Article Eleventh of the corporate bylaws, which is hereby deemed to have been reproduced herein as if literally inserted,
b) Mr. Emilio Gutierrez Borbolla is hereby appointed as Statutory Auditor of the company and Mr. Marcelino Menendez Jimenez, as Substitute Statutory Auditor.

c) The person appearing acknowledges receipt of the corresponding contributions made by the shareholders, as established in the second transitory clause.
d) Except for the first fiscal year, which shall be irregular and shall commence on the date this deed is signed, and end on December thirty-first, nineteen ninety-seven, the fiscal years shall being on January first and end on December thirty-one every year.
e) Mr. James Aune Rhoades is hereby appointed as Attorney in Fact of the Company, and he is granted, to be exercised within his authority, the following general powers of attorney with the limitation specified further below:
I. Exercise the Company’s power of attorney for lawsuits and collections, which is granted with all the general and special authority requiring a special clause according to the Law, and therefore it is hereby granted with no limitation whatsoever, pursuant to provisions set out in the first paragraph of Article two thousand five hundred fifty-four and Article two thousand five hundred eighty-seven of the Civil Code for the Federal District, thus being authorized to act in trial opposing actions or exceptions, as well as to withdraw, even from Amparo suits; to criminally complain and withdraw from the complaints filed; to become a party assisting the Public Prosecutor and to grant pardon if applicable pursuant to Law; to settle, which will not imply power of attorney for acts of ownership; to submit in arbitrations; to prepare and reply to interrogatories; to challenge judges, to receive payments and execute any other acts expressly determined by law, among which the one of representing the Company before criminal, civil and administrative authorities and courts is included, as well as before labor authorities and courts.
II. To exercise the Company’s power of attorney for managing goods, according to provisions set forth in the second paragraph of Article 2,554 of the Civil Code for the Federal District and the relative provisions of the Civil Codes in the other States of the Republic.
III. To exercise the Company’s power of attorney for acts of management as to labor matters for the purposes of Articles 692, 786, 876 as well as 870 and other applicable articles of the Federal Labor Law in force in the United Mexican States, to appear with labor authorities and courts in any labor matter to which the Company is a party or a third party, both at the initial hearing and at any subsequent stage to answer interrogatories.
IV. To exercise the Company’s power of attorney for issuing and subscribing credit instruments, under the terms of the Ninth Article of the General Law on Negotiable Instruments and Credit Operations;
V. To exercise the Company’s power of attorney for opening bank accounts on behalf of the Company, draw against them and appoint the individuals who may draw against such bank accounts;
VI. To exercise the Company’s power of attorney for hiring and removing the Company’s officials and employees and to determine their authority, work conditions and remunerations;

VII. To exercise the Company’s power of attorney to prepare the interior labor regulations;
VIII. To exercise the Company’s power of attorney to grant general or special powers of attorney;
LIMITATION. The powers and authority granted in items two and four Roman numbers, shall only be exercised by the Attorney in Fact, regarding the acts and businesses for an equivalent amount of fifty thousand dollars, legal currency in the United States of America.
f) Likewise, they are hereby appointed as special Proxies, the following: Carlos Guerrero Gonzalez, Emilio Gutierrez Borballa and Marcelino Menendez Jimenez, for them to jointly or severally appear before the Department of the Treasury and Public Credit and carry out as many acts and procedures which are necessary for procuring and getting the Company’s Federal Taxpayers’ Registration card.
g) Likewise, the person appearing declares that he shall be in charge of the registration of the first testimony of this deed at the Public Registry of Property, Trade Section Guadalajara, State of Jalisco, and therefore he exempts it from any liability regarding the undersigned Notary.
I, THE NOTARY, CERTIFY:
I. That what has been inserted and listed fully agrees with the documents I had at my sight.
II. That Mr. Attorney Carlos Guerrero Gonzalez evidences the representation he bears in his capacity of Attorney in Fact, as well as the legal incorporation of the foreign companies named “Tenneco Packaging International Holdings Inc.” and “Tenneco Packaging Inc.”, with the documents listed at the first and second recitals of this deed, which have been notarized and added to the appendix hereof under letters “A” and “B”.
Likewise, he represents that his principals have full legal capacity to enter into this act and that the powers granted to him, have not been revoked or amended or otherwise limited and that they are in effect as of this date.
III. That in my opinion the person appearing has legal capacity for entering into this act, who as his general information, he declared to be:
CARLOS GUERRERO GONZALEZ, of Mexican nationality, native of Mexico, Federal District, where he was born on July first, nineteen seventy-nine, single, attorney at law, with domicile at Calle de Campos Eliseos 345, third floor, “Edificio Omega”, Colonia Chapultepec Polanco, Miguel Hidalgo Delegation, Federal District, who identifies himself with voting card with folio number 090084222, issued by the Federal Electoral Institute, Federal Elector Registry.
IV. That I advised the person appearing that he must provide evidence within one month following the date of signature of this deed, of having filed the application for inscription of the company with the Federal Taxpayers’ Registry and that in case of not providing such evidence to me, I will proceed to provide the corresponding notice to the competent tax authorities.

V. That I advised the person appearing that he shall provide evidence, within ten business days following the date of signature of this deed, of having filed the application to register the company at the National Foreign Investment Registry, under the terms of provisions set out in article thirty-four of the Foreign Investment Law and in case of not exhibiting such application, I shall proceed to provide the corresponding notice.
VI. That I advised the person appearing of the penalties incurred by those who falsely declare before a notary.
VII. That having read and explained this deed to the person appearing and in accordance with its content, scope and legal consequences, it is signed on November five, nineteen ninety-seven, and that I hereby definitely authorize this deed for all the legal requirements have be satisfied. Faith given.
CARLOS GUERRERO GONZALEZ. SIGNATURE.
M. MARTINEZ RIVERA. SIGNATURE. AUTHORIZING SEAL.
ADDITIONAL NOTES.
FIRST NOTE. On this date I filed with the MINISTRY OF FOREIGN AFFAIRS, the REPORT referenced in the provisions of Articles 31 and 32 of the Regulations of the Law to Promote Mexican Investment and Regulate Foreign Investment, Mexico, Federal District, November 7, 1997. Faith given.
M. MARTINEZ RIVERA. SIGNATURE.
SECOND NOTE. On this date, the provisions of Article 34 of the Foreign Investment Law were fulfilled.
Mexico City, Federal District, November 17, 1997. Faith given.
M. MARTINEZ RIVERA. SIGNATURE.
THIRD NOTE. On this date, the provisions set forth in article twenty-seven of the Federal Fiscal Code were complied with. Mexico, Federal District, November twenty-one, nineteen ninety-seven. I witness whereof,
M. MARTINEZ RIVERA. SIGNATURE.
FOURTH NOTE. Today I issued the FIRST, SECOND AND THIRD TESTIMONIES in 21 pages, to the company “TENNECO PACKAGING DE MEXICO”, S.A. DE C.V., for the record. Mexico City, Federal District, November 21, 1984. Faith given.
M. MARTINEZ RIVERA. SIGNATURE.

FIFTH NOTE. The first testimony referred to in the fourth note above, was registered in the PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF GUADALAJARA, JALISCO, under number 307 and 308 of volume 750 of the first book of Registry of Commerce. Mexico, Federal District, November twenty-five, nineteen ninety-seven. Faith given,
M. MARTINEZ RIVERA. SIGNATURE.
In accordance with the provisions of Article 2554 of the Federal District Civil Code, I hereby transcribe as follows:
“In General Powers of Attorney for Disputes and Collections, it shall suffice to state that they are granted with all general and special powers requiring a special clause by law, to be deemed granted without limitation. In General Powers of Attorney to manage property, it shall suffice to state that such powers are given as such, for the Attorney in Fact to have all kinds of administrative powers. In General Powers of Attorney for acts of ownership, it shall suffice to state that such powers are given as such, for the Attorney in Fact to have all powers of the owner, with regard to the property and for all kinds of actions to defend it. When any of the three foregoing cases are to be limited, the powers of the Attorneys in Fact shall expressly and clearly state the limitations or the special powers granted. Notaries shall insert the relevant part of this article in the deeds of the powers of attorney they authorize.”
THIS FIFTH TESTIMONY ISSUED IN FAVOR OF “TENNECO PACKAGING DE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE WAS TAKEN OUT OF THE MATRIX THEREOF, FOR THE RECORD, IN THESE TWENTY-TWO PAGES PLUS TWENTY-NINE ATTACHED AND DULY COLLATED, HEREBY CERTIFYING THAT ALL THE LEGAL REQUIREMENTS HAVE BEEN MET.
MEXICO CITY, FEDERAL DISTRICT, NOVEMBER TWENTY-SEVEN, NINETEEN NINETY-SEVEN. FAITH GIVEN,
[SIGNED]

MONICA ESNAYRA PEREYRA
NOTARY PUBLIC TWENTY-ONE

MORELOS DISTRICT	CHIHUAHUA, CHIH.
OPEN ORDINARY DEED
     VOLUME ONE
     DEED NUMBER NINETEEN
In the City of Chihuahua, State of Chihuahua, on February twenty-fourth, year two thousand four, BEFORE Me, Attorney MONICA ESNAYRA PEREYRA, NOTARY PUBLIC NUMBER TWENTY-ONE, in office for this Judicial District of Morelos, State of Chihuahua, there appeared Mr. Attorney ROLANDO CASTELLANOS MACAL, in his capacity of Deputy of the General Extraordinary Shareholders’ Meeting of the Company PACTIV MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE [Joint-Stock Company with Variable Capital], with the purpose of requesting the FORMALIZATION BEFORE A NOTARY PUBLIC of the Meeting Minutes of the aforementioned Company, held in this City of Chihuahua, Chihuahua, at 10:00 ten hours of June thirty, year two thousand three, whereby, among other resolutions, there is the one of TRANSFORMING THE AFOREMENTIONED COMPANY INTO A LIMITED LIABILITY COMPANY WITH VARIABLE STOCK.
THIS FORMALIZATION BEFORE A NOTARY PUBLIC IS CARRIED OUT UNDER THE TERMS OF THE FOLLOWING REPRESENTATIONS AND CLAUSES:
     REPRESENTATIONS
FIRST.- Mr. Attorney ROLANDO CASTELLANOS MACAL, in the capacity with which he appears, states as follows:
A).- That in the General Extraordinary Shareholders’ Meeting of PACTIV MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, held in this City of Chihuahua, Chihuahua at 10:00 ten hours of June thirty, year two thousand three, a Minute was recorded in the Book of Minutes of the corresponding Meeting, having adopted among other resolutions, the one of transforming the Company into a “Sociedad de Responsabilidad Limitada de Capital Variable” [Limited Liability Company with Variable Stock] and to fully reframe its Bylaws, as well as the appointment of the Board of Managers.
B).- That in fulfillment of the resolutions adopted by the General Extraordinary Shareholders’ Meeting, which were recorded in the Minutes thereof, he requests them to be FORMALIZED BEFORE A NOTARY PUBLIC, which is carried out under the following terms:
     CLAUSES
FIRST.- The minutes of the General Extraordinary Shareholders’ Meeting of PACTIV MEXICO,

SOCIEDAD ANONIMA DE CAPITAL VARIABLE [Joint-Stock Company with Variable Capital] held in this City of Chihuahua, Chihuahua, at 10:00 ten hours of June thirty, year two thousand three is hereby FORMALIZED BEFORE A NOTARY PUBLIC and for such purposes, I attach a copy thereof, certified by me, to the appendix of the volume in which this deed has been written down in the corresponding file, marked as number “ONE.”
SECOND.- Under the terms of the Minutes being Formalized before a Notary Public, the following resolutions will be formalized:
A).- It has been resolved to transform the Company from a “Sociedad Anonima de Capital Variable” [Joint-Stock Company with Variable Capital] to a “Sociedad de Responsabilidad Limitada de Capital Variable” [Limited Liability Company with Variable Stock].
B).- It has been resolved that the capital stock will be represented by as many ownership interests as number of partners there are in the Company and to such purpose each of them will have one ownership interest with a value equivalent to their current ownership interest in the capital stock, which will remain distributed as follows:

		TOTAL VALUE PER
PARTNER	OWNERSHIP INTERESTS	OWNERSHIP INTEREST
Pactiv International Holdings Inc.	1	$49,999.00 fixed capital

Pactiv Corporation	1	$1.00 fixed capital
C).- It has been resolved that the Partners will have one vote per every $1.00 (one pesos 00/100 national currency), from their ownership interest in the capital stock.
D).- It has been resolved to fully reframe the Corporate Bylaws to adapt them to the new nature of the Company, which are reproduced below:
     BYLAWS
     FIRST CHAPTER
NAME, PURPOSE, DOMICILE, TERM AND NATIONALITY.
FIRST ARTICLE.- NAME.- The company’s name will be “PACTIV MEXICO”, which will always be followed by the words “SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” or its abbreviation “S. DE R.L. DE C.V.”
SECOND ARTICLE.- PURPOSE.- The Company’s purpose, with the limitations set out by the applicable laws and provisions, is: A).- To manufacture, store, sell and distribute corrugated sheet, cardboard packaging products, plastic packaging products, construction and tableware products, aluminum sheet packaging products, molded fiber packaging products and packaging products made from plastic or paper protectors. B).- To promote, build, organize, harness, acquire and take participation in the capital stock or equity of all kinds of mercantile or civil partnerships, associations or companies, whether industrial, commercial, service providers or of any other kind, both domestic and foreign, as well as to participate in their management or liquidation. C).- To acquire, under any legal instrument, shares of stock, interests, participations or ownership interests of any kind of mercantile or civil companies, whether becoming part upon their incorporation or through future purchases, as well as to sell, dispose of and negotiate such shares of stock, participations and ownership interests, including any other value-instrument.- D).- To act as agent or representative of any individual or Company engaged in any way in any business or industrial activity permitted by the United Mexican States laws. E).- To get, acquire, use or dispose of all kinds of patents, invention certificates, brands, trade names or copyrights deriving from them whether in the United Mexican States or abroad. F).- To establish, own, lease, operate and in general acquire any factories, workshops, warehouses, offices, stores, dealers, plants or any other personal property or real estate properties of any nature required for performing their activities, as well as to acquire any kinds of business and industrial companies, acquire their assets or shares of stock.- G).- To receive from another Mexican or foreign Company and to offer to such companies in which it has an interest or to any other companies, counseling and technical consulting services in the industrial, administrative, accounting, mercantile and financial areas. H).- To render all kinds of technical, administrative or supervision services to industrial or commercial companies, whether Mexican or foreign of any nature and to receive such services from any individual or Company. I).- To get all kinds of loans and credits, including the ones that have no specific security, as well as to grant loans, including, but not limited to, loans to civil or mercantile Companies with which the company has any business relationship. J).- Grant all kinds of guarantees and endorse them for credit instruments or obligations acquired by companies in which the company has an interest or ownership interest, as well as credit instruments or obligations acquired by other companies or persons with whom the company has a business relationship. K).- To subscribe and grant all kinds of credit instruments, accept them and endorse them, including obligations with or without real securities.- L).- To acquire properties or lease all kinds of personal property or real estate properties, as well as the real rights in rem thereon, which are necessary or convenient to carry out the company’s purpose or for the activities of the civil or mercantile companies in which the company has an interest or participation. M).- In general, to carry out and enter into all kinds of related acts, contracts, and transactions that may be necessary or convenient to carry out any of the aforementioned activities.
THIRD ARTICLE.- DOMICILE.- The registered address will be the City of Chihuahua, Chih., but the Partners’ Meeting, the Managing Partner or Board of Managers, as applicable, may appoint conventional domiciles with certain contract purposes and establish offices, agencies or branch offices in any part of the Mexican Republic or Abroad.
FOURTH ARTICLE.- TERM.- The company’s term will be ninety-nine years, commencing on the date the company is organized, i.e., June thirty, year two thousand three.

FIFTH ARTICLE.- NATIONALITY.- The company is of Mexican nationality and the members thereof expressly agree that any foreigner that at the time of the incorporation or at any other future time acquires an interest or ownership interest in the company, will be deemed to be, due to such simple fact, a Mexican regarding the one and the other, as well as regarding the goods, rights, concessions, participations or ownership interests the company is holder of, or of the rights and obligations deriving from contracts in which the company is part with Mexican authorities, and it will be understood that they agree not to invoke, therefore, the protection of their Government, under penalty, otherwise, of losing in the benefit of the Mexican nation, the social participation they may have acquired.
     SECOND CHAPTER
     LIABILITY SYSTEM
SIXTH ARTICLE.- The system this company adopts is the one of limited liability, and thus each of the partners respond to the obligations of the company exclusively up to the amount of their contributions to the capital stock.
     THIRD CHAPTER
     CAPITAL STOCK
SEVENTH ARTICLE.- CAPITAL STOCK.- The company’s capital stock is variable. The minimum fixed capital, not entitled to withdrawal, is in the amount of $50,000.00 (FIFTY THOUSAND PESOS 00/100 NATIONAL CURRENCY), which is the unlimited maximum. The capital stock will be divided in as many ownership interests as the number of partners integrating the company, one ownership interest corresponding to each partner. Each ownership interest will be worth the contribution made by the corresponding partner and they will be of free subscription, under the terms provided by the applicable legislation.
EIGHTH ARTICLE.- CAPITAL INCREASES AND REDUCTIONS.- Any increase or reduction of the capital stock will be decreed by the Partners Meeting. All capital increments and reductions must be registered in the Book of Capital Variations which to such purpose will be carried by the company. In case of capital increase, the partners will enjoy the right of first refusal to proportionally subscribe the increment so decreed, and such right must be exercised within a term of fifteen days following the date notice is given to the partners of the resolution thus adopted by the Partners Meeting. Said notice will be deemed to have been made on the date in which the corresponding resolution is published in any newspaper of major circulation at the registered address. Nevertheless, if at the time in which the Partners Meeting decreed such increment, the whole of the ownership interests in which the capital stock is divided were present or represented, at such time will the partners be deemed to have been notified of the resolution of increasing the capital and therefore, there will be no need for the aforementioned publishing. If any of the partners does not exercise in whole or in part the right of first refusal which was granted to such partner by this article, the preference to subscribe the capital increase will pass to the rest of the partners. All the capital increase will be paid according to the terms resolved by the meeting. No capital increments may be decreed unless the previous subscriptions have been paid in full. Capital stock reductions may be performed in any of the following ways: A).- By partial or total withdrawal of a partner’s contribution, in which case the following will be observed: 1) The total or partial withdrawal of a partner’s contributions shall be notified to the company unfailingly, and will not become effective but until the end of the fiscal year in course, if the notice is provided before the last quarter of said fiscal year, and up to the end of the following fiscal year, if made later. 2) The separation right may not be exercised if it has the consequence of reducing the capital stock to less than the minimum permitted by law.- B).- Per agreement of the Partners Meeting, which will set out the way in which amortization of the ownership interest will be carried out, as well as the date in which said amortization will become effective.
FOURTH CHAPTER
OWNERSHIP INTERESTS
NINTH ARTICLE.- RIGHT CONFERRED.- Every partner will have no more than one ownership interest. Each ownership interest will provide its holder rights proportionally to its value, under the terms of article 79 (seventy-nine) of the General Companies Law; authorize the attendance and the vote in the Partners Meetings, enjoying one vote per every $1.00 (ONE PESO 00/100 National Currency) from their contribution and grant proportional participation in the profits and company goods.
TENTH ARTICLE.- TRANSFER OF OWNERSHIP INTERESTS.
For a partner to be able to assign his ownership interest, as well as for admitting new partners, it will be necessary to have the agreement of the majority of partners representing at least three fourths of the capital stock. If the assignment is authorized in favor of a person alien to the Company, the partners will be entitled to the right of first refusal to acquire the ownership interest being assigned, under the terms of article 66 (sixty-six) of the General Companies Law and will have a term of fifteen days to exercise such right, commencing on the date of the legal act by which such authorization was granted. If there are several partners who wish to enjoy this right, they will be entitled proportionally to their participation. Assignment by inheritance of the ownership interests will not require the consent of the partners. The ownership interests may be assigned in whole or in fractions representing one peso or a larger multiple thereof. The transfer will always be carried out by ordinary assignment, prior agreement by the partners and following the provisions of the Ninth and Tenth Articles herein.
ELEVENTH ARTICLE.- SPECIAL BOOK OF PARTNERS.
The company will carry a Book of Partner Registration, in which all the names, nationality, domicile and contribution of all partners will be recorded, any partner drops, the entry of new partners, as well as any transfers or changes legally made and any other information relative to this type of registry. The Book of Partner Registration will remain under the guard and custody of the Company’s General Manager and if there are several Managers, the one that the meeting appoints for such purpose, who will personally and jointly respond of the regular existence and accurateness of the contents thereof. Annotations in this Book will credit the partner’s capacity and the amount of the partner’s ownership interest. Such annotations will serve as evidence in every case, except proof on the contrary and any Managing Partner may issue a certified copy of the inscriptions made therein, though under no circumstance shall such certifications be deemed to be negotiable instruments. The company will also carry a Book of Record of Increments or Reductions of the capital stock, where any capital variations will be recorded. The company and any third parties, will only recognize as partner any such person who is registered in the Special Book of partners.
FIFTH CHAPTER
PARTNERS’ MEETINGS
TWELFTH ARTICLE.- SCOPE OF THEIR RESOLUTIONS.- The Partners Meetings called and gathered together according to the formalities specified in this deed and set out by Law, are the supreme body of this Company and represent all the partners. Their resolutions, validly adopted, will be mandatory for all the partners, including the ones that are absent or dissident, with reservation of the rights granted to them by law and these bylaws.
THIRTEENTH ARTICLE.- COMPETENCY.- The Partners Meetings should be held at the registered address, prior call issued according to these Bylaws. A Partners Meeting will be held at least once a year, within the four months following the closing of every fiscal year, and there will be addressed, at least, the following matters: A).- Discuss, approve, amend or disallow the balance sheet corresponding to the closed fiscal year and to take with such purpose, any steps they deem appropriate; B).- To resolve on the profit share; C).- To elect or reelect the Managing Partner or if applicable, the Board of Managers that will act during the fiscal year, as well as to set their emoluments. D).- Appoint the Officials and set their emoluments; and E).- Determine the application to be made of profits shown by the approved financial statement that was presented by the Managing Partner or Managing Partners. The Partners Meetings will also resolve on the following matters: A). Demand, if applicable, any supplementary contributions. B).- Bring against the Company Bodies or against the partners, any applicable actions to demand damages; C).- Amendment of the company contract.- D).- Approve the ownership interest assignments and admission of new partners; E).- Capital stock increments and reductions; F).- Company dissolution; and G).- Any others that correspond to them pursuant to the Law and these bylaws.
FOURTEENTH ARTICLE.- CALL.- The Partners Meetings may be called indistinctly by the Managing Partner or managers, as the case may be, or by the partners representing more than one third of the capital stock. Notice shall be given by certified mail with acknowledgment of receipt; it must include the Agenda and be addressed to every partner, at least eight days in advance of the meeting, under the terms of article 81 (eighty-one) of the General Companies Law. Nevertheless, the partners may expressly waive the notice requirement and it shall not be necessary if, at the time of voting on a certain matter, all the ownership interests representing the company’s capital stock are present or represented at the Meeting. In case the Meeting is unable to convene due to lack of quorum on a first call, it may be called on a second or further time successively, and the meeting will resolve on the matters specified in the agenda, but the resolutions will always be adopted in accordance to provisions in these bylaws.
FIFTEENTH ARTICLE.- ATTENDANCE.- They are entitled to attend and participate in the Meetings, those who are holders of the ownership interest in which the capital stock is divided, according to the Special Book of Partners that to such purpose is kept by the company. The partners may appear at the Meeting, pro se or through a general or special proxy appointed before a Notary Public or by a simple power of attorney signed by the partner.
SIXTEENTH ARTICLE.- QUORUM AND RESOLUTIONS.
The Managing Partner shall preside over the Partners Meetings and in absence thereof, or when there are two or more Managing Partners, the person appointed by the Meeting will preside over. The person the Meeting appoints therefore, will act as Secretary. The President shall designate one of the partners present, or his representative, as teller, and such appointment may fall on the Secretary of the Meeting. With the exception specified in this article and in the tenth article of these bylaws, the Partners Meeting may be held on a first or further call, if the holders of the ownership interests representing at least seventy-five per cent of the capital stock are present or represented. The resolutions of Partners Meetings gathered by virtue of a first or further call shall only be valid if adopted by the ownership interests representing at least fifty per cent of the capital stock. For changes to the capital stock or to the bylaws, it will be necessary to have agreement of the majority of partners representing at least three quarters of the capital stock. From each of the meetings, a minute will be drawn in the book that to such purpose is kept by the Company, and such minute shall include the matters subject to the consideration of the Meeting and the resolutions adopted thereby, as well as any other pertinent information; said minutes will be signed by the partners or if applicable, by the proxies appointed to such purpose.
SIXTH CHAPTER
MANAGEMENT
SEVENTEENTH ARTICLE.- MANAGING PARTNER OR BOARD OF MANAGERS.- The company will be managed by one or more Managing Partners, as decided by the Meeting, which may be persons alien to the company. The Managing Partner(s) will hold their office for one year; nevertheless, they will remain in office thereof until their successors have been appointed and take possession of their charges. The Managing Partners may be reelected. The Managing Partners, when so determined by the Partners Meeting, will guarantee their management in such way as the Meeting sets. The guarantee will be cancelled only after the accounts corresponding to his management term have been approved by the Partners Meeting.
EIGHTEENTH ARTICLE.- BOARD OF MANAGERS.- Managing Partners, in its case, may hold their meetings as many times as necessary or as specified by the partners; the meetings will be called by any Managing Partner. The quorum for a meeting of Managing Partners will be integrated with the presence of the whole of the Managing Partners and their resolutions will be adopted by a majority of votes. From every meeting of Managing Partners, a minute will be drawn recording the resolutions and it will be signed by all the Managing Partners.
NINETEENTH ARTICLE.- POWERS OF THE MANAGING PARTNER OR MANAGERS.- The Managing Partner or managers will have the fullest powers to manage and conduct the company’s businesses, to represent it and to dispose of its goods with no limitation whatsoever. Without limiting the generality of the above, the powers of the Managing Partners, enunciatively but not limited to, will include: A).- General power of attorney for lawsuits and collections, with all the general and special powers which require a special clause according to the law, under the terms of articles 2453, first paragraph and 2486 of the Civil Code for the State of Chihuahua, as well as articles 2554, first paragraph and 2587 of the Federal Civil Code and their related articles in the civil ordainments of the nation’s states. Consequently, it is bestowed with no limitation whatsoever as to its authority to represent the company before private entities and before all kinds of authorities of any jurisdiction, whether federal, state or municipal, administrative, judicial, legislative or military, before the labor authorities referred to in article 523 of the Federal Labor Law, as well as with all labor authorities, whether federal or state, including the conciliation and arbitration boards, conciliation boards and in general all types of labor courts and authorities. This includes authority to withdraw from an action brought, to reach a settlement, to negotiate settlement in arbitrations, to prepare and reply to interrogations, to challenge, to receive payments, to promote and to withdraw from the Amparo suit, to file denunciations and complaints, to withdraw from them, to assist the Public Prosecutor and to grant pardon; to exercise the actions and execute any and all rights corresponding to the Company in labor conflicts, whether individual or collective in nature, to appear to the conciliation hearings, demand and exceptions, proofs and resolutions, and to intervene in the labor procedure in any of its instances, specifically in the admissions in charge of the company; to intervene in individual, economic or collective conflicts with notice of strike and without it, respond the bill of petitions, attend the conciliation talks, render all types of proofs, request declaration of non existence or illegality of the strike; as well as to promote the trial preparation means, acts of voluntary jurisdiction and in general any type of action or proceedings, in trial or outside it. B).- General power of attorney for administration acts, under the terms of the second paragraph of article 2453 of the Civil Code for the State of Chihuahua, as well as the second paragraph of article 2454 of the Federal Civil Code and their related articles in the civil codes for the states of the Mexican Republic. Consequently, it is granted with no limitation whatsoever, with power to represent the company before private entities and before all kinds of authorities of any jurisdiction, whether federal, state or municipal, administrative, judicial, legislative or military, including enunciatively and not limited to, any government agency and centralized or decentralized bodies; to initiate, prosecute or end administrative matters and to enter all kinds of acts or agreements. C) General power of attorney for management acts in labor matters, with all the general and special powers that require a special clause according to the law, under the terms of articles 2453, second paragraph and fourth of the Civil Code for the State of Chihuahua, as well as article 2554, second and fourth paragraphs of the Federal Civil Code and their related articles in the civil ordainments of the various states of the country, of article 11, 692 fractions II and III, 876 and 879 of the Federal Labor Law, of articles 145 and 146 of the General Companies Law and other provisions of federal, state or municipal character that apply, with administrator attributes. This includes power to intervene in all labor matters inherent to the Company; in general, to conduct or participate in the employer-worker relationships of the Company in the broadest sense corresponding by law, as is, but not limited to, the recruitment of personnel and the suspension and/or rescission of labor relationships; negotiation, signing and managing the individual labor contracts, collective work contracts and interior labor regulations; to become part of the mixed industrial hygiene and safety commissions, of training commissions or of any other type of mixed commissions that are integrated due to the employer-worker relationships; to represent the Company before the Mexican Social Security Institute (IMSS, Spanish acronym), the Institute of the National Fund for Workers’ Housing (INFONAVIT, Spanish acronym) and the National Fund for the Promotion and Guarantee for Workers’ Consumption (FONACOT, Spanish acronym) and other federal, state or municipal agencies having or which may have competency for addressing matters related with the Federal Labor Law. D).- General Power of Attorney for Acts of Ownership, under the terms of the third paragraph of article two thousand five hundred fifty-four of the Federal Civil Code and its related article, two thousand four hundred fifty-three of the Civil Code for the State of Chihuahua and its related articles in the Civil Codes of the other States of the Mexican Republic in which the power of attorney is exercised. E).- General Power of Attorney for Exchanges, to accept, grant, guarantee, draw, issue, endorse and subscribe all kinds of credit titles under the terms of article 9 (ninth) of the General Law on Negotiable Instruments and Credit Operations, with the fullest extent and with no limitation whatsoever. F).- General Banking Power of Attorney, to carry out all types of banking procedures and operations on behalf and in representation of the company, to open, manage and cancel all types of accounts and banking operations, including the authority to instruct the Credit Institutions regarding the persons authorized to make deposits, withdrawals or endorsements on said accounts. G).- Power of attorney to fully or partially substitute the power(s) of attorney granted, with express reservation of their exercise, as well as to grant and/or revoke the general powers and/or general and/or special powers of attorney, within the scope of their authority. The Partners Meeting will, at all times, limit the authority above to the Managing Partners, there being no need to amend these bylaws.
SEVENTH CHAPTER
FINANCIAL INFORMATION, PROFITS, LOSSES AND FISCAL YEARS
TWENTIETH ARTICLE.- FINANCIAL INFORMATION. At the end of every fiscal year, the company’s managing partners shall prepare a financial report that will be submitted to the Partners Meeting for approval.
TWENTY-FIRST ARTICLE.- PROFITS AND LOSSES.- Profits earned in a certain fiscal year and which have been duly approved by the Partners Meeting, based on the financial statements that determine them, shall be distributed as follows: A).- Five percent thereof, to integrate or increase the legal reserve fund, until it is, at least, equal to twenty per cent of the capital stock. B).- The amount agreed to by the Partners Meeting for creating or increasing other reserves. C).- The amount determined by the Partners Meeting for paying dividends, proportionally to the ownership interest of every partner. The remainder, if any, shall be carried to the surplus account. No profit share may be performed while the losses suffered in one or several previous fiscal years have not been reimbursed or absorbed, by applying other equity entries or while the capital stock has not been reduced. Except in such cases in which the partners are knowledgeable of the declaration of a dividend, the dividend distribution shall be published in one of the largest circulating newspaper in the company’s home town and additionally, said declaration will be made of the knowledge of partners by mail. Non-collected dividends will prescribe in favor of the company within a five-year term.
TWENTY-SECOND ARTICLE.- FISCAL YEARS.- Fiscal years will end on December thirty-one of every year.
EIGHTH CHAPTER
DISSOLUTION AND LIQUIDATION
TWENTY-THIRD ARTICLE.- DISSOLUTION.- The company will be dissolved in any of the following cases: A).- Due to expiration of the term set forth in the corporate contract; B).- For impossibility to continue performing the main purpose of the company or for having completed it; C).- Per agreement of the partners, taken in accordance to these bylaws and with the law; D).- Because the ownership interests are united in a single person; E).- Due to a loss of two third parts of the capital stock.
TWENTY-FOURTH ARTICLE.- LIQUIDATION.- Once the company’s dissolution has been decreed, it will enter liquidation, and to such purpose, the Partners Meeting that so decreed, shall determine the number of liquidators that will carry it out and if more than one is appointed, they shall act jointly. Liquidators will represent the company with ownership power of attorney, administration powers and powers for lawsuits and collections, with no limitation whatsoever, including all such powers that require a special clause or power, unless the Partners Meeting limits their authority. Liquidators will carry out the liquidation according to bases set by the Partners Meeting and if the Meeting fails to do so, then liquidators shall proceed as follows: A).- Conclude the company operations that are pending in the way they may deem appropriate. B).- Collect the obligations existing in charge of third parties and in favor of the Company. C).- Pay the company’s obligations. D).- Sell de Company assets. E).- Liquidate to every partner his company assets. F).- Prepare a final liquidation balance that shall be subject to discussion and approval by the partners. G).- Deposit the final balance at the Public Registry of Commerce and getting from said registry the cancellation of the social contract inscription, once the liquidation has been completed. During the liquidation period, the Partners Meetings may be called by liquidators or directly by the holding partners having at least twenty-five per cent of the capital stock. E).- It is resolved to approve the Company’s Balance Sheet as of June thirty of year two thousand three, for publishing it in the State’s Official Journal. F).- It is resolved that since to the date in which this Meeting was held, the consent of all the Company creditors has been acquired, the transformation thereof will become effective as of the time of its inscription in the Public Registry of Property and Commerce, under the terms of article 225 of the General Companies Law. G).- It is resolved to appoint Mr. DAVID BERKEBILE, ANTHONY FLOOD, TIMOTHY LALONDE GRAMO AND JOAQUIN ALBERTO ZUÑIGA MESA as members of the Company’s Board of Managers, so they perform their functions as such.

H).- It is hereby resolved that the Managing Partners will carry out their functions and shall have individually all the powers included in the Nineteenth Article of the Bylaws, which is hereby taken as reproduced for any and all legal effects that corresponds, except for provisions in item D) of the aforementioned article, regarding the general power of attorney for acts of ownership, that shall be exercised jointly by two of the Managing Partners.
I).- It is resolved to appoint Mr. JOAQUIN ALBERTO ZUÑIGA MESA as Company’s Official in the capacity of Plant Manager.
J).- It is resolved to ratify the validity of all the legal acts entered into by the Company and all the powers of attorney granted by the same prior to the date of this Meeting.
K).- Attorneys ENRIQUE CABALLERO MONTOYA, ROLANDO CASTELLANOS MACAS AND CLAUDIA EUGENIA VIVANCO SASSO are hereby appointed as Delegates of the Meeting to, jointly or severally, carry out the following activities:
a) To appear before a Notary Public of his choice, to formalize the minutes of this Meeting.
b) Publish in the State’s Official Journal the Company’s transformation resolutions and the Company’s balance sheet as of June thirty, year two thousand three.
c).- Carry out the necessary legal actions for issuing the new equity interest in favor of the new Company Partners.
d).- In general, any act required to formalize the resolutions adopted during the Meeting.
TRANSCRIPTION OF ARTICLE 2453 OF THE CIVIL CODE OF THE STATE OF CHIHUAHUA:
In the general powers of attorney for lawsuits and collections, it will suffice to put on record that it is granted with all the general and special authority requiring special clause pursuant to the law, for them to be understood granted with no limitation whatsoever. In the general powers of attorney for managing goods, it will suffice to state that they are granted with this capacity, for the proxy to exercise all kinds of administrative powers. In the general powers of attorney for exercising acts of ownership, it will suffice to state that they are given with this character for the proxy to exercise all the authority of an owner, both regarding the goods, as for exercising all the actions that are required to defend them. When dealing with gratuitous acts, the express authorization of the principal is required. Whenever, in any of the aforementioned cases, the proxy’s authority is to be limited, the limitations will be specified or the powers will be special.
Notaries shall insert this article in the instruments of the powers of attorney they grant.
PERSONALITY
Mr. Attorney ROLANDO CASTELLANOS MACAL, under oath of truth, hereby represents:

A).- That the capacity of Proxy with which he appears, has not been revoked, limited or concluded due to any cause whatsoever and he so evidences with the minutes he hereby Formalizes.
B).- That the corporation granting the capacity with which he appears, maintains its legal capacity and to thus evidence, he produces and I, the undersigned Notary Attest to have before my sight:
I.- The First Testimony of the Public Deed Number 31,265 executed before Attorney Mauricio Martinez Rivera, Notary Public Number Ninety-Six in office for the Federal District, State of Mexico, on November five, nineteen ninety-seven, by which, prior the Ministry of Foreign Affairs’ permit number 9,037939, file number 9709,37072 folio number 38156, dated October twenty-four, nineteen ninety-seven, by which the company “TENNECO PACKAGING DE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE was incorporated, whose purpose is: I).- To manufacture, store, sell and distribute corrugated sheet, plastic packaging products, construction and tableware products, aluminum sheet packaging products, molded fiber packaging products and packaging products made from plastic or paper protectors. II.- To act as agent or representative of any individual or Company committed in any way with any commercial or industrial activity permitted by the United Mexican States Laws. III.- To get, acquire, use or dispose of all kinds of patents, invention certificates, trademarks, trade names or copyrights deriving from them whether in the United Mexican States or abroad. IV.- To establish, own, lease, operate and in general acquire any factories, workshops, warehouses, offices, stores, dealers, plants or any other personal property or real estate properties of any nature required for performing their activities, as well as to acquire any kinds of business and industrial companies, acquire their assets or shares of stock. V.- To receive from another Mexican or foreign Company and to offer to such companies in which it has an interest or to any other companies, counseling and technical consulting services in the industrial, administrative, accounting, mercantile and financial areas. VI.- To render all kinds of technical, administrative or supervision services to industrial or commercial companies, whether Mexican or foreign of any nature and to receive such services from any individual or Company. VII.- To get all kinds of loans and credits, including the ones that have no specific security, as well as to grant loans, including, but not limited to, loans to civil or mercantile Companies with which the Company has any business relationship. VIII.- Grant all kinds of guarantees and endorse them for credit instruments or obligations acquired by companies in which the partnership has an interest or ownership interest, as well as credit instruments or obligations acquired by other companies or persons with whom the partnership has a business relationship. IX.- To subscribe and grant all kinds of credit instruments, accept them and endorse them, including obligations with or without real securities. X.- To acquire properties or lease all kinds of personal property or real estate properties, as well as the real rights in rem thereon, which are necessary or convenient to carry out the corporate purpose or for the activities of the civil or mercantile Companies in which the Company has an interest or participation. XI.- In general, to carry out and enter into all kinds of related acts, contracts, and transactions that may be necessary or convenient to carry out any of the aforementioned activities, with domicile in Guadalajara City, State of Jalisco, but it may nevertheless establish agencies or branch offices in any part of the Mexican republic or abroad and to be subject to conventional domiciles, which shall not imply any change in the corporate domicile, with a term of 99 years and a minimum fixed capital of $50,000.00. The company will be of Mexican nationality; any foreigner that in the act of organizing the Company or at any future time acquires an interest or ownership interest in the Company, by such simple fact, will be deemed to be a Mexican regarding the one and the other, and it will be understood that he agrees not to invoke the protection of its government, under penalty of, otherwise, losing said interest or participation in favor of the Mexican nation. The Company’s Administration will be, as determined by the Ordinary Shareholders Meeting, in charge of a Sole Administrator or Board of Directors that will have all the powers included in the Thirteenth article of the Bylaws. The referred to document is duly registered under numbers 307 and 308 Volume 650 First Book of the Registry of Commerce, in the Public Registry of Property of Guadalajara Jalisco.
II.- First Testimony of Public Deed number 31,639, executed on March 10, nineteen ninety-eight, before the same Notary as the above; registered in the Public Registry of Commerce of Mexico City, Federal District, in mercantile folio number 233825, whereby the Minutes of the Ordinary and Extraordinary Meeting that the shareholders of “TENNECO PACKAGING DE MEXICO” SOCIEDAD ANONIMA DE CAPITAL VARIABLE, held on March two, nineteen ninety-eight, and whereby among others the resolution of moving the domicile of the Company from the city of Guadalajara, Jalisco to Mexico Federal District was adopted, thus amending the third article of the Corporate Bylaws.
III.- First Testimony of Public Deed number 57,433 executed in Mexico City, Federal District on January eleven, year two thousand, before Attorney Miguel Alessio Robles, Notary Public number Nineteen, whereby the Formalization of the Minutes of the Extraordinary Shareholders’ Meeting dated December sixteen, nineteen ninety-nine, whereby among others the resolutions of changing the name of the Company from “TENNECO PACKAGING DE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, to the name of “PACTIV DE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE” and the change of domicile from Mexico City, Federal District to the city of Chihuahua, State of Chihuahua, as well as the reform to the First and Third articles of the Corporate Bylaws, which will remain under the following terms: “FIRST ARTICLE”.- The Company’s name is “PACTIV DE MÉXICO” and it will always be followed by the words “Sociedad Anonima de Capital Variable” or its abbreviations S.A. de C.V.- “THIRD ARTICLE”.- The Company’s domicile is Chihuahua, State of Chihuahua. It may, nevertheless, establish agencies or branch offices in any part of the Mexican Republic or abroad and submit to conventional domiciles, which shall not imply having changed the corporate domicile.” The aforementioned Testimony has been registered in the General Bureau of the Public Registry of Commerce, under mercantile folio number 233825 in Mexico City, Federal District and under 56 folios 114 of Volume 157 of the First Book of Commerce of the Public Registry of Property and Commerce of the Judicial District of Morelos, State of Chihuahua, dated January eighteen, year two thousand two.
IV).- First Testimony of Public Deed Number 57,564, executed in Mexico City, Federal District, dated February eight, two thousand one, before Attorney Miguel Alessio Robles, Notary public Number Nineteen, by which the Formalization of the Minutes of the Extraordinary Shareholders Meeting held on February two, two thousand two, whereby the following resolutions regarding the change of the company’s name from “PACTIV DE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, for “PACTIV MEXICO”, SOCIEDAD

ANONIMA DE CAPITAL VARIABLE, and the amendment of the First Article of the Corporate Bylaws, in order to remain as follows: “FIRST ARTICLE”.- The Company’s name is “PACTIV MEXICO” and it will always be followed by the words SOCIEDAD ANONIMA DE CAPITAL VARIABLE or its abbreviations S.A. de C.V. The aforementioned document was registered under number 58 in folio 117 of Volume 157 of the First Book of Commerce of the Public Registry of Property and Commerce for the Morelos Judicial District, State of Chihuahua, dated January eighteen, year two thousand two.
VI).- First Testimony of Public Deed Number 57,706, executed in Mexico City, Federal District, on February twenty-eight, year two thousand, before Attorney Miguel Alessio Robles, Notary Public number nineteen by which the Formalization of the Minutes of an Extraordinary Shareholders Meeting held on February twenty-two, year two thousand two, whereby among others the resolutions of changing the Corporate Purpose of the company “PACTIV MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE and the amendment of the Second article of the Corporate Bylaws, in the way specified in the Second Article of the Bylaws. Mr. Attorney ROLANDO CASTELLANOS MACAL, produced before me the Book of Meeting Minutes of the Company “PACTIV MEXICO”, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, in which in folios 82 to 102 there appears the minute being hereby formalized, which was previously added.
I, THE NOTARY, ATTEST AND CERTIFY:
FIRST.- That I personally know Mr. Attorney ROLANDO CASTELLANOS MACAL, who in my opinion is legally capable for entering into this act and under oath of truth he states that his personal information is: Mexican, native of Comitan, Chiapas, where he was born on January thirteen, nineteen seventy-five, married, Attorney at law and with address at Calle Paseo Bolivar 421, Downtown area in this city.
SECOND.- That everything related with this Deed, fully corresponds to its originals which I had at my sight and to which I refer.
THIRD.- That the appearing party exhibited the Annual Renewal of the Record of Registration, document that I hereby attach in a copy certified by the Undersigned Notary to the appendix of the volume in which this deed is recorded in the corresponding file, marked with number “TWO”.
FOURTH.- Mr. Attorney ROLANDO CASTELLANOS MACAL provided me with his principal’s Tax ID card, which evidences his registration with the Federal Taxpayers’ Registry, document that I attach in a copy certified by the Undersigned Notary to the appendix of the volume in which this deed is recorded in the corresponding file, marked with number “THREE”.
FIFTH.- Mr. Attorney ROLANDO CASTELLANOS MACAL states under oath of truth, that the shareholders of the corporate person he represents, will comply with the duty of submitting to the Tax Authorities within the first three months following the closing of the fiscal year, the information referred to in article 27 of the Fiscal Federation Code.

SIXTH.- That prior payment of the Legal Acts Tax, I attached the notary’s statement and the payment certificate issued by the State Revenue Collection, to the appendix of the volume in which this Deed is recorded, in the corresponding file marked with numbers “FOUR” and “FIVE”.
SEVENTH.- That the appearing party read this deed, I did not explain to him the value and legal consequences of its content for he is an Attorney at Law and that having stated his conformance and ratified his terms, he signs for the record.- IN WITNESS WHEREOF.-
ATTORNEY ROLANDO CASTELLANOS MACAL, IN HIS CAPACITY OF DELEGATE OF THE GENERAL EXTRAORDINARY SHAREHOLDERS MEETING OF PACTIV MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.- ILLEGIBLE SIGNATURE.- I PREVENTIVELY AUTHORIZE THIS DEED ON FEBRUARY TWENTY-FOUR YEAR TWO THOUSAND FOUR.- IN WITNESS WHEREOF.- M ESNAYRA P.- SIGNED. THE AUTHORIZING SEA.- I DEFINITELY AUTHORIZE THIS DEED ON FEBRUARY TWENTY-THREE, YEAR TWO THOUSAND FOUR.- IN WITNESS WHEREOF, M. ESNAYRA P.- SIGNED.- AUTHORIZING SEAL.-
INSERTS
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In Chihuahua, Chih., at 10:00 hours of June 30,2 003, the shareholders of Pactiv Mexico, S.A. de C.V., gathered together by proxy in order to hold a general extraordinary meeting.
Enrique Caballero Montoya presided over the meeting and Rolando Castellanos Macal acted as secretary, both having been elected to hold such positions by unanimous vote of all the attendees.
The president of the meeting appointed Attorneys Robinson Alberto Landeros Lozoya and Claudia Eugenia Vivanco Sasso as tellers, who having accepted their appointment, checked the book of shareholders record, the powers of attorney by which the attendees represent the company’s shareholders and to count the shares represented in this meeting. The tellers informed the president that attendees represent the shareholders listed below and [illegible] shares specified next to their name:

SHAREHOLDER	REPRESENTED BY	SHARES
Pactiv International Holdings Inc.	Enrique Caballero Montoya	49,999
Pactiv Corporation	Rolando Castellanos Macal	1
TOTAL		50,000
In consideration of the above, the whole of the shares of stock being represented, by virtue of the certification made by the tellers, the president declared the meeting legally convened, notwithstanding that the corresponding notice was not published, according to provisions set in Article 188 of the General Companies Law.
Next, the Secretary read the agenda and the tellers certify the same was approved by unanimous vote:
AGENDA
I Transformation of the company to a “Sociedad de Responsabilidad Limitada de Capital Variable” [Limited Liability Company with Variable Capital] and integral amendment of the corporate bylaws.
II Approval of the General Balance of the company as of June 30, 2003.
III Appointment of the Board of Managers and company officials.
IV Any other issue related to the above.
I.- Transformation of the company into a “Sociedad de Responsabilidad Limitada de Capital Variable” [Limited Liability Company with Variable Capital] and integral amendment of the corporate bylaws.
In discharge of the first item in the agenda, the president proposed to the attendees the convenience of transforming the nature of the company from “Sociedad Anonima de Capital Variable” to “Sociedad de Responsabilidad Limitada de Capital Variable”.
Likewise, the president told the shareholders that if the proposal is approved, it would be necessary to agree on the way the capital stock is distributed and to integrally amend the corporate bylaws to adequate them to the new nature of the company.
The tellers certify that the meeting, after having thoroughly discussed the above by unanimous votes adopted the following:
RESOLUTIONS
I.- It is resolved to transform the company from a “Sociedad Anonima de Capital Variable” into a “Sociedad de Responsabilidad Limitada de Capital Variable”.
II.- It is resolved that the capital stock will be represented by as many ownership interests as number of partners exist in the company. To such purpose, each of them will have an ownership interest with equal value to their current participation in the capital stock, to remain distributed as follows:

PARTNERS	OWNERSHIP INTERESTS	VALUE
Pactiv International Holdings Inc.	1	$49,999 Fixed capital

Total value of the Ownership interest		$49,999.00

Pactiv Corporation	1	$1.00 Fixed capital

Total value of the Ownership interest		$1.00
III.- It is resolved that the partners will have one vote per every $1.00 (ONE PESO) from their interest in the capital stock.
IV.- It is resolved to integrally amend the corporate bylaws to adequate them to the new nature of the company, which will hereinafter be as follows:
BYLAWS
FIRST CHAPTER.
NAME, PURPOSE, DOMICILE, TERM AND NATIONALITY.
FIRST ARTICLE.- NAME.- The company’s name will be “PACTIV MEXICO”, which will always be followed by the words “SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” or its abbreviation “S. DE R.L. DE C.V.”

SECOND ARTICLE.- PURPOSE.- The Company’s purpose, with the limitations set out by the applicable laws and provisions, is:
A).- To manufacture, store, sell and distribute corrugated sheet, cardboard packaging products, plastic packaging products, construction and tableware products, aluminum sheet packaging products, molded fiber packaging products and packaging products made from plastic or paper protectors.
B).- To promote, build, organize, harness, acquire and take participation in the capital stock or equity of all kinds of mercantile or civil partnerships, associations or companies, whether industrial, commercial, service providers or of any other kind, both domestic and foreign, as well as to participate in their management or liquidation.
C).- To acquire, under any legal instrument, shares of stock, interests, participations or ownership interests of any kind of mercantile or civil companies, whether becoming part upon their incorporation or through future purchases, as well as to sell, dispose of and negotiate such shares of stock, participations and ownership interests, including any other value-instrument.-
D).- To act as agent or representative of any individual or Company engaged in any way in any business or industrial activity permitted by the United Mexican States laws.
E).- To get, acquire, use or dispose of all kinds of patents, invention certificates, brands, trade names or copyrights deriving from them whether in the United Mexican States or abroad.
F).- To establish, own, lease, operate and in general acquire any factories, workshops, warehouses, offices, stores, dealers, plants or any other personal property or real estate properties of any nature required for performing their activities, as well as to acquire any kinds of business and industrial companies, acquire their assets or shares of stock.-
G).- To receive from another Mexican or foreign Company and to offer to such companies in which it has an interest or to any other companies, counseling and technical consulting services in the industrial, administrative, accounting, mercantile and financial areas.
H).- To render all kinds of technical, administrative or supervision services to industrial or commercial companies, whether Mexican or foreign of any nature and to receive such services from any individual or Company.
I).- To get all kinds of loans and credits, including the ones that have no specific security, as well as to grant loans, including, but not limited to, loans to civil or mercantile Companies with which the company has any business relationship.
J).- Grant all kinds of guarantees and endorse them for credit instruments or obligations acquired by companies in which the company has an interest or ownership interest, as well as credit instruments or obligations acquired by other companies or persons with whom the company has a business relationship.

K).- To subscribe and grant all kinds of credit instruments, accept them and endorse them, including obligations with or without real securities.-
L).- To acquire properties or lease all kinds of personal property or real estate properties, as well as the real rights in rem thereon, which are necessary or convenient to carry out the company’s purpose or for the activities of the civil or mercantile companies in which the company has an interest or participation.
M).- In general, to carry out and enter into all kinds of related acts, contracts, and transactions that may be necessary or convenient to carry out any of the aforementioned activities.
THIRD ARTICLE.- DOMICILE.- The registered address will be the City of Chihuahua, Chih., but the Partners’ Meeting, the Managing Partner or Board of Managers, as applicable, may appoint conventional domiciles with certain contract purposes and establish offices, agencies or branch offices in any part of the Mexican Republic or Abroad.
FOURTH ARTICLE.- TERM.- The company’s term will be ninety-nine years, commencing on the date the company is organized, i.e., June thirty, year two thousand three.
FIFTH ARTICLE.- NATIONALITY.- The company is of Mexican nationality and the members thereof expressly agree that any foreigner that at the time of the incorporation or at any other future time acquires an interest or ownership interest in the company, will be deemed to be, due to such simple fact, a Mexican regarding the one and the other, as well as regarding the goods, rights, concessions, participations or ownership interests the company is holder of, or of the rights and obligations deriving from contracts in which the company is part with Mexican authorities, and it will be understood that they agree not to invoke, therefore, the protection of their Government, under penalty, otherwise, of losing in the benefit of the Mexican nation, the social participation they may have acquired.
SECOND CHAPTER
LIABILITY SYSTEM
SIXTH ARTICLE.- The system this company adopts is the one of limited liability, and thus each of the partners responds to the obligations of the company exclusively up to the amount of their contributions to the capital stock.
THIRD CHAPTER
CAPITAL STOCK
SEVENTH ARTICLE.- CAPITAL STOCK.- The company’s capital stock is variable. The minimum fixed capital, not entitled to withdrawal, is in the amount of $50,000.00 (FIFTY THOUSAND PESOS 00/100 NATIONAL CURRENCY), which is the unlimited maximum. The capital stock will be divided in as many ownership interests as the number of partners integrating the company, one ownership interest corresponding to each partner. Each ownership interest will be worth the contribution made by the corresponding partner and they will be of free subscription, under the terms provided by the applicable legislation.
EIGHTH ARTICLE.- CAPITAL INCREASES AND REDUCTIONS.- Any increase or reduction of the capital stock will be decreed by the Partners Meeting. All capital increments and reductions must be registered in the Book of Capital Variations which to such purpose will be carried by the company.
In case of capital increase, the partners will enjoy the right of first refusal to proportionally subscribe the increment so decreed, and such right must be exercised within a term of fifteen days following the date notice is given to the partners of the resolution thus adopted by the Partners Meeting. Said notice will be deemed to have been made on the date in which the corresponding resolution is published in any newspaper of major circulation at the registered address. Nevertheless, if at the time in which the Partners Meeting decreed such increment, the whole of the ownership interests in which the capital stock is divided were present or represented, at such time will the partners be deemed to have been notified of the resolution of increasing the capital and therefore, there will be no need for the aforementioned publishing. If any of the partners does not exercise in whole or in part the right of first refusal which was granted to such partner by this article, the preference to subscribe the capital increase will pass to the rest of the partners. All the capital increase will be paid according to the terms resolved by the meeting.
No capital increments may be decreed unless the previous subscriptions have been paid in full.
Capital stock reductions may be performed in any of the following ways:
A).- By partial or total withdrawal of a partner’s contribution, in which case the following will be observed:
1) The total or partial withdrawal of a partner’s contributions shall be notified to the company unfailingly, and will not become effective but until the end of the fiscal year in course, if the notice is provided before the last quarter of said fiscal year, and up to the end of the following fiscal year, if made later.
2) The separation right may not be exercised if it has the consequence of reducing the capital stock to less than the minimum permitted by law.-
B).- Per agreement of the Partners Meeting, which will set out the way in which amortization of the ownership interest will be carried out, as well as the date in which said amortization will become effective.
FOURTH CHAPTER
OWNERSHIP INTERESTS
NINTH ARTICLE.- RIGHT CONFERRED.- Every partner will have no more than one ownership interest. Each ownership interest will provide its holder rights proportionally to its value, under the terms of article 79 (seventy-nine) of the General Companies Law; authorize the attendance and the vote in the Partners Meetings, enjoying one vote per every $1.00 (ONE PESO 00/100 National Currency) from their contribution and grant proportional participation in the profits and company goods.
TENTH ARTICLE.- TRANSFER OF OWNERSHIP INTERESTS. For a partner to be able to assign his ownership interest, as well as for admitting new partners, it will be necessary to have the agreement of the majority of partners representing at least three fourths of the capital stock.
If the assignment is authorized in favor of a person alien to the Company, the partners will be entitled to the right of first refusal to acquire the ownership interest being assigned, under the terms of article 66 (sixty-six) of the General Companies Law and will have a term of fifteen days to exercise such right, commencing on the date of the legal act by which such authorization was granted. If there are several partners who wish to enjoy this right, they will be entitled proportionally to their participation.
Assignment by inheritance of the ownership interests will not require the consent of the partners.
The ownership interests may be assigned in whole or in fractions representing one peso or a larger multiple thereof. The transfer will always be carried out by ordinary assignment, prior agreement by the partners and following the provisions of the Ninth and Tenth Articles herein.
ELEVENTH ARTICLE.- SPECIAL BOOK OF PARTNERS. The company will carry a Book of Partner Registration, in which all the names, nationality, domicile and contribution of all partners will be recorded, any partner drops, the entry of new partners, as well as any transfers or changes legally made and any other information relative to this type of registry.
The Book of Partner Registration will remain under the guard and custody of the Company’s General Manager and if there are several Managers, the one that the meeting appoints for such purpose, who will personally and jointly respond of the regular existence and accurateness of the contents thereof.
Annotations in this Book will credit the partner’s capacity and the amount of the partner’s ownership interest. Such annotations will serve as evidence in every case, except proof on the contrary and any Managing Partner may issue a certified copy of the inscriptions made therein, though under no circumstance shall such certifications be deemed to be negotiable instruments.
The company will also keep a Book of Record of Increments or Reductions of the capital stock, where any capital variations will be recorded. The company and any third parties, will only recognize as partner any such person who is registered in the Special Book of partners.
FIFTH CHAPTER
PARTNERS’ MEETINGS

TWELFTH ARTICLE.- SCOPE OF THEIR RESOLUTIONS.- The Partners Meetings called and gathered together according to the formalities specified in this deed and set out by Law, are the supreme body of this Company and represent all the partners. Their resolutions, validly adopted, will be mandatory for all the partners, including the ones that are absent or dissident, with reservation of the rights granted to them by law and these bylaws.
THIRTEENTH ARTICLE.- COMPETENCY.- The Partners Meetings should be held at the registered address, prior call issued according to these Bylaws.
A Partners Meeting will be held at least once a year, within the four months following the closing of every fiscal year, and there will be addressed, at least, the following matters:
A).- Discuss, approve, amend or disallow the balance sheet corresponding to the closed fiscal year and to take with such purpose, any steps they deem appropriate;
B).- To resolve on the profit share;
C).- To elect or reelect the Managing Partner or if applicable, the Board of Managers that will act during the fiscal year, as well as to set their emoluments.
D).- Appoint the Officials and set their emoluments; and
E).- Determine the application to be made of profits shown by the approved financial statement that was presented by the Managing Partner or Managing Partners.
The Partners Meetings will also resolve on the following matters:
A). Demand, if applicable, any supplementary contributions.
B).- Bring against the Company Bodies or against the partners, any applicable actions to demand damages;
C).- Amendment of the company contract.-
D).- Approve the ownership interest assignments and admission of new partners;
E).- Capital stock increments and reductions;
F).- Company dissolution; and
G).- Any others that correspond to them pursuant to the Law and these bylaws.
FOURTEENTH ARTICLE.- CALL.- The Partners Meetings may be called indistinctly by the Managing Partner or managers, as the case may be, or by the partners representing more than one third of the capital stock. Notice shall be given by certified mail with acknowledgment of receipt; it must include the Agenda and be addressed to every partner, at least eight days in advance of the meeting, under the terms of article 81 (eighty-one) of the General Companies Law.
Nevertheless, the partners may expressly waive the notice requirement and it shall not be necessary if, at the time of voting on a certain matter, all the ownership interests representing the company’s capital stock are present or represented at the Meeting.
In case the Meeting is unable to convene due to lack of quorum on a first call, it may be called on a second or further time successively, and the meeting will resolve on the matters specified in the agenda, but the resolutions will always be adopted in accordance to provisions in these bylaws.
FIFTEENTH ARTICLE.- ATTENDANCE.- They are entitled to attend and participate in the Meetings, those who are holders of the ownership interest in which the capital stock is divided, according to the Special Book of Partners that to such purpose is kept by the company. The partners may appear at the Meeting, pro se or through a general or special proxy appointed before a Notary Public or by a simple power of attorney signed by the partner.
SIXTEENTH ARTICLE.- QUORUM AND RESOLUTIONS. The Managing Partner shall preside over the Partners Meetings and in absence thereof, or when there are two or more Managing Partners, the person appointed by the Meeting will preside over. The person the Meeting appoints therefore, will act as Secretary.
The President shall designate one of the partners present, or his representative, as teller, and such appointment may fall on the Secretary of the Meeting.
With the exception specified in this article and in the tenth article of these bylaws, the Partners Meeting may be held on a first or further call, if the holders of the ownership interests representing at least seventy-five per cent of the capital stock are present or represented.
The resolutions of Partners Meetings gathered by virtue of a first or further call shall only be valid if adopted by the ownership interests representing at least fifty per cent of the capital stock. For changes to the capital stock or to the bylaws, it will be necessary to have agreement of the majority of partners representing at least three quarters of the capital stock.
From each of the meetings, a minute will be drawn in the book that to such purpose is kept by the Company, and such minute shall include the matters subject to the consideration of the Meeting and the resolutions adopted thereby, as well as any other pertinent information; said minutes will be signed by the partners or if applicable, by the proxies appointed to such purpose.
SIXTH CHAPTER
MANAGEMENT
SEVENTEENTH ARTICLE.- MANAGING PARTNER OR BOARD OF MANAGERS.- The company will be managed by one or more Managing Partners, as decided by the Meeting, which may be persons alien to the company.
The Managing Partner(s) will hold their office for one year; nevertheless, they will remain in office thereof until their successors have been appointed and take possession of their charges. The Managing Partners may be reelected.
The Managing Partners, when so determined by the Partners Meeting, will guarantee their management in such way as the Meeting sets. The guarantee will be cancelled only after the accounts corresponding to his management term have been approved by the Partners Meeting.
EIGHTEENTH ARTICLE.- BOARD OF MANAGERS.- Managing Partners, in its case, may hold their meetings as many times as necessary or as specified by the partners; the meetings will be called by any Managing Partner.
The quorum for a meeting of Managing Partners will be integrated with the presence of the whole of the Managing Partners and their resolutions will be adopted by a majority of votes.
From every meeting of Managing Partners, a minute will be drawn recording the resolutions and it will be signed by all the Managing Partners.
NINETEENTH ARTICLE.- POWERS OF THE MANAGING PARTNER OR MANAGERS.- The Managing Partner or managers will have the fullest powers to manage and conduct the company’s businesses, to represent it and to dispose of its goods with no limitation whatsoever. Without limiting the generality of the above, the powers of the Managing Partners, enunciatively but not limited to, will include:
A).- General power of attorney for lawsuits and collections, with all the general and special powers which require a special clause according to the law, under the terms of articles 2453, first paragraph and 2486 of the Civil Code for the State of Chihuahua, as well as articles 2554, first paragraph and 2587 of the Federal Civil Code and their related articles in the civil ordainments of the nation’s states. Consequently, it is bestowed with no limitation whatsoever as to its authority to represent the company before private entities and before all kinds of authorities of any jurisdiction, whether federal, state or municipal, administrative, judicial, legislative or military, before the labor authorities referred to in article 523 of the Federal Labor Law, as well as with all labor authorities, whether federal or state, including the conciliation and arbitration boards, conciliation boards and in general all types of labor courts and authorities. This includes authority to withdraw from an action brought, to reach a settlement, to negotiate settlement in arbitrations, to prepare and reply to interrogations, to challenge, to receive payments, to promote and to withdraw from the Amparo suit, to file denunciations and complaints, to withdraw from them, to assist the Public Prosecutor and to grant pardon; to exercise the actions and execute any and all rights corresponding to the Company in labor conflicts, whether individual or collective in nature, to appear to the conciliation hearings, demand and exceptions, proofs and resolutions, and to intervene in the labor procedure in any of its instances, specifically in the admissions in charge of the company; to intervene in individual, economic or collective conflicts with notice of strike and without it, respond the bill of petitions, attend the conciliation talks, render all types of proofs, request declaration of non existence or illegality of the strike; as well as to promote the trial preparation means, acts of voluntary jurisdiction and in general any type of action or proceedings, in trial or outside it.
B).- General power of attorney for administration acts, under the terms of the second paragraph of article 2453 of the Civil Code for the State of Chihuahua, as well as the second paragraph of article 2454 of the Federal Civil Code and their related articles in the civil codes for the states of the Mexican Republic. Consequently, it is granted with no limitation whatsoever, with power to represent the company before private entities and before all kinds of authorities of any jurisdiction, whether federal, state or municipal, administrative, judicial, legislative or military, including enunciatively and not limited to, any government agency and centralized or decentralized bodies; to initiate, prosecute or end administrative matters and to enter all kinds of acts or agreements.
C) General power of attorney for management acts in labor matters, with all the general and special powers that require a special clause according to the law, under the terms of articles 2453, second paragraph and fourth of the Civil Code for the State of Chihuahua, as well as article 2554, second and fourth paragraphs of the Federal Civil Code and their related articles in the civil ordainments of the various states of the country, of article 11, 692 fractions II and III, 876 and 879 of the Federal Labor Law, of articles 145 and 146 of the General Companies Law and other provisions of federal, state or municipal character that apply, with administrator attributes. This includes power to intervene in all labor matters inherent to the Company; in general, to conduct or participate in the employer-worker relationships of the Company in the broadest sense corresponding by law, as is, but not limited to, the recruitment of personnel and the suspension and/or rescission of labor relationships; negotiation, signing and managing the individual labor contracts, collective work contracts and interior labor regulations; to become part of the mixed industrial hygiene and safety commissions, of training commissions or of any other type of mixed commissions that are integrated due to the employer-worker relationships; to represent the Company before the Mexican Social Security Institute (IMSS, Spanish acronym), the Institute of the National Fund for Workers’ Housing (INFONAVIT, Spanish acronym) and the National Fund for the Promotion and Guarantee for Workers’ Consumption (FONACOT, Spanish acronym) and other federal, state or municipal agencies having or which may have competency for addressing matters related with the Federal Labor Law.
D).- General Power of Attorney for Acts of Ownership, under the terms of the third paragraph of article two thousand five hundred fifty-four of the Federal Civil Code and its related article, two thousand four hundred fifty-three of the Civil Code for the State of Chihuahua and its related articles in the Civil Codes of the other States of the Mexican Republic in which the power of attorney is exercised.
E).- General Power of Attorney for Exchanges, to accept, grant, guarantee, draw, issue, endorse and subscribe all kinds of credit titles under the terms of article 9 (ninth) of the General Law on Negotiable Instruments and Credit Operations, with the fullest extent and with no limitation whatsoever.

F).- General Banking Power of Attorney, to carry out all types of banking procedures and operations on behalf and in representation of the company, to open, manage and cancel all types of accounts and banking operations, including the authority to instruct the Credit Institutions regarding the persons authorized to make deposits, withdrawals or endorsements on said accounts.
G).- Power of attorney to fully or partially substitute the power(s) of attorney granted, with express reservation of their exercise, as well as to grant and/or revoke the general powers and/or general and/or special powers of attorney, within the scope of their authority.
The Partners Meeting will, at all times, limit the authority above to the Managing Partners, there being no need to amend these bylaws.
SEVENTH CHAPTER
FINANCIAL INFORMATION, PROFITS, LOSSES AND FISCAL YEARS
TWENTIETH ARTICLE.- FINANCIAL INFORMATION. At the end of every fiscal year, the company’s managing partners shall prepare a financial report that will be submitted to the Partners Meeting for approval.
TWENTY-FIRST ARTICLE.- PROFITS AND LOSSES.- Profits earned in a certain fiscal year and which have been duly approved by the Partners Meeting, based on the financial statements that determine them, shall be distributed as follows:
A).- Five percent thereof, to integrate or increase the legal reserve fund, until it is, at least, equal to twenty per cent of the capital stock.
B).- The amount agreed to by the Partners Meeting for creating or increasing other reserves.
C).- The amount determined by the Partners Meeting for paying dividends, proportionally to the ownership interest of every partner.
The remainder, if any, shall be carried to the surplus account.
No profit share may be performed while the losses suffered in one or several previous fiscal years have not been reimbursed or absorbed, by applying other equity entries or while the capital stock has not been reduced.
Except in such cases in which the partners are knowledgeable of the declaration of a dividend, the dividend distribution shall be published in one of the largest circulating newspaper in the company’s home town and additionally, said declaration will be made of the knowledge of partners by mail. Non-collected dividends will prescribe in favor of the company within a five-year term.
TWENTY-SECOND ARTICLE.- FISCAL YEARS.- Fiscal years will end on December thirty-one of every year.

EIGHTH CHAPTER
DISSOLUTION AND LIQUIDATION
TWENTY-THIRD ARTICLE.- DISSOLUTION.- The company will be dissolved in any of the following cases:
A).- Due to expiration of the term set forth in the corporate contract;
B).- For impossibility to continue performing the main purpose of the company or for having completed it;
C).- Per agreement of the partners, taken in accordance to these bylaws and with the law;
D).- Because the ownership interests are united in a single person;
E).- Due to a loss of two third parts of the capital stock.
TWENTY-FOURTH ARTICLE.- LIQUIDATION.- Once the company’s dissolution has been decreed, it will enter liquidation, and to such purpose, the Partners Meeting that so decreed, shall determine the number of liquidators that will carry it out and if more than one is appointed, they shall act jointly.
Liquidators will represent the company with ownership power of attorney, administration powers and powers for lawsuits and collections, with no limitation whatsoever, including all such powers that require a special clause or power, unless the Partners Meeting limits their authority.
Liquidators will carry out the liquidation according to bases set by the Partners Meeting and if the Meeting fails to do so, then liquidators shall proceed as follows:
A).- Conclude the company operations that are pending in the way they may deem appropriate.
B).- Collect the obligations existing in charge of third parties and in favor of the Company.
C).- Pay the company’s obligations.
D).- Sell de Company assets.
E).- Liquidate to every partner his company assets.
F).- Prepare a final liquidation balance that shall be subject to discussion and approval by the partners.
G).- Deposit the final balance at the Public Registry of Commerce and getting from said registry the cancellation of the social contract inscription, once the liquidation has been completed.

During the liquidation period, the Partners Meetings may be called by liquidators or directly by the holding partners having at least twenty-five per cent of the capital stock.
II Approval of the General Balance of the company as of June 30, 2003.- In discharge of the second item of the agenda, the president informed the attendees that given the resolution of transforming the nature of the company and pursuant to provisions in the General Companies Law, it is necessary to publish the last Balance Sheet of the Company in the Official Journal of the State of Chihuahua.
Similarly, the president informed the attendees that the company’s transformation resolutions will become effective three months following the inscription thereof in the Public Registry of Property and Commerce and authorized by article 225 of the General Companies Law: a) To agree on paying all the company’s obligations; b) To integrate a deposit for the amount of the total liabilities of the company, in a credit institution and the certificate evidencing such deposit, to be published in the Official Journal of the State; or c) To get the consent of all the creditors. In order to comply with legal requirements for the company’s transformation, attendees were informed that, as of the date of this meeting they have already received the consent of all the company’s creditors in order to comply with the legal requirements pursuant to provisions in the business legislation of the business legislation.
The president delivered to the Meeting, the Company’s Balance Sheet prepared by the managers thereof on June 30, 2003.
Tellers certify that the meeting, after having fully discussed the above, by unanimous vote adopted the following:
RESOLUTIONS
I. It is resolved to approve the company’s Balance Sheet as of June 30, 2003, to be published in the Official State’s Newspaper.
II.- Given that as of the date in which this meeting is being held we have got the consent of all the company creditors, the transformation thereof will become effective at the time it is registered in the Public Registry of Property and Commerce, under the terms of article 225 of the General Companies Law.
III. Appointment of the Board of Managers and company’s officials.- In discharge of the third item in the agenda, the president took the floor and proposed to the attendees the convenience of appointing the current members of the Board of Directors as the new Board of Managers of the company, as well as to appoint the officials thereof.
Tellers certify that the assembly, after having fully discussed the above, by unanimous vote adopted the following:
RESOLUTIONS
I It is hereby resolved to appoint Mr. David Berkebile, Antohony Flood, Timothy Lalonde

Gramo and Joaquin Alberto Zuñiga Mesa as members of the Company’s Board of Managers, so they perform their functions as such.
II. It is hereby resolved that the Managing Partners will carry out their functions and shall have individually all the powers included in the Nineteenth Article of the Bylaws, which is hereby taken as reproduced for any and all legal effects that corresponds, except for provisions in item D) of the aforementioned article, regarding the general power of attorney for acts of ownership, that shall be exercised jointly by two of the Managing Partners.
I).- It is resolved to appoint Mr. Joaquin Alberto Zuñiga Mesa as Company’s Official in the capacity of Plant Manager.
By virtue of the above resolutions, the company’s Board of Managers and officials will be the following:
BOARD OF MANAGERS
Mr. David Berkebile
Mr. Anthony Flood
Mr. Timothy LaLonde Grammo
Mr. Joaquin Alberto Zuñiga Meza
OFFICIALS
Mr. Joaquin Alberto Zuñiga Meza
IV.- Any other issue related with the above.- In discharge of the last item in the agenda, the president informed the attendees about the convenience of ratifying the validity of all the legal acts entered by the company, as well as the powers of attorney granted thereby and to appoint the meeting delegates to formalize the legal actions required pursuant to the resolutions adopted.
RESOLUTIONS
I.- It is resolved to ratify the validity of all the legal acts entered by the company and all the powers of attorney granted thereby prior to the date of this meeting.
II.- It is resolved to appoint attorneys Enrique Caballero Montoya, Rolando Castellanos Macal and Claudia Eugenia Vivanco Sasso as delegates of the meeting to, jointly or severally, carry out the following activities: 1) To appear before a Notary Public of their choice, to formalize the minutes of this Meeting; 2) Publish in the State’s Official Journal the Company’s transformation resolutions and the Company’s balance sheet as of June 30, 2003. 3).- Carry out the necessary legal actions for issuing the new equity interest in favor of the new Company Partners and 4) In general, to carry out any act required to formalize the resolutions adopted by the meeting.
There being no other issue to address, the meeting was adjourned for preparing this minute, which was read, approved and transcribed in the corresponding book of minutes.
This meeting was over at 12:00 hours of the day and date specified at the beginning.
Added to the file of this minutes, there are the following documents:
a).- Attendance list.
b).- Copy of the powers of attorney.
c).- Balance Sheet of the company as of June 30, 2000.

[SIGNED]	[SIGNED]
Enrique Caballero Montoya	Rolando Castellanos Macal
in representation of:	in representation of
Pactiv International Holdings, Inc.	Pactiv Corporation

PODER / PROXY
This power of attorney appears both in Spanish and English and it is therefore simply transcribed in English:
Proxy for use at Shareholders Meeting
28 June 2003
Mr. LIC. ROLANDO CASTELLANOS MACAL
I hereby grant you a Special Power of Attorney, but sufficiently broad in accordance with law, so that on my behalf you may attend the Shareholders Meeting of
PACTIV MEXICO, S.A. DE C.V.
which will be held on June 30, 2003, at the corporate domicile of the said corporation.
Under separate cover I have already given you the corresponding instructions in the manner in which you should exercise my voting right corresponding to me as owner of one share of said company.
Yours truly,
[SIGNED]
Pactiv Corporation
Represented by: [SIGNED]
Position: VP and GM, Protective Flexible Packaging

[SIGNED]	[SIGNED]
(WITNESS)	(WITNESS)

[This power of attorney appears both in Spanish and English and it is therefore simply transcribed in English:]
Mr. LIC. ENRIQUE CABALLERO MONTOYA
I hereby grant you a Special Power of Attorney, but sufficiently broad in accordance with law, so that on my behalf you may attend the Shareholders Meeting of
PACTIV MEXICO, S.A. DE C.V.
which will be held on June 30, 2003, at the corporate domicile of the said corporation.
Under separate cover I have already given you the corresponding instructions in the manner in which you should exercise my voting right corresponding to me as owner of 49,999 shares of said company.
Yours truly,
[SIGNED]
Pactiv International Holding, Inc.
Represented by: [SIGNED]
Position: President

[SIGNED]	[SIGNED]
(WITNESS)	(WITNESS)

Saturday, January 10, 2004	OFFICIAL JOURNAL	45

Pactiv Mexico, S.A. DE C.V.
Balance Sheet as of June 30, 2003.

ASSETS

CIRCULATING

Cash in Cashier and Banks	1,352,949
Accounts receivable	3,572,522
Recoverable taxes	1,392,782
Deposits in Guarantee	972,277
Advanced Payments	1,392,273
Inventories	12,968,561

21,651,364

PROPERTIES PLANT AND EQUIPMENT

Fixed assets, net	65,796,717

TOTAL ASSETS	87,448,081

LIABILITIES AND CAPITAL

Accounts Payable	3,455,062
Subsidiary Companies	324,071,020

327,526,083

STOCKHOLDERS’ EQUITY

Capital stock	50,000
Accrued Losses	240,128,001

240,078,001

LIABILITY AND STOCKHOLDERS’ EQUITY	87,448,081

[SIGNED]	[SIGNED]
Comptrollership	Plant Manager

144	OFFICIAL JOURNAL	Saturday, January 10, 2004.

PACTIV MEXICO, S.A. DE C.V.
TRANSFORMATION NOTICE
In compliance with provisions set forth in articles 223 and [illegible] of the General Companies Law, it is hereby informed that the shareholders of Pactiv Mexico, S.A. de CV. have agreed to transform the company into a “Sociedad de Responsabilidad Limitada de Capital Variable”, by means of resolutions adopted in the general extraordinary shareholders meeting held on June 30, 2003, which are as follows:
1.- It was resolved to transform the company from a “Sociedad Anonima de Capital Variable” into a “Sociedad de Responsabilidad Limitada de Capital Variable”.
2.- It was resolved that the capital stock will be represented by as many ownership interests as number of partners exist in the company. To such purpose, each of them will have an ownership interest with equal value to their current participation in the capital stock.
3.- It was resolved that the partners will have one vote per every $1.00 (ONE PESO) from their interest in the capital stock.
4.- It was resolved to integrally amend the corporate bylaws to adequate them to the new nature of the company.
5.- It was resolved to approve the Balance Sheet of the Company as of June 30, 2003.
Likewise, it is hereby informed that the consent of all the company creditors has been acquired so that the transformation thereof will become effective at the time it is registered in the corresponding Public Registry of Property and Commerce, under the terms of article 225 and 228 of the General Companies Law.
Chihuahua, Chih. January 10, 2004.
Special Delegate of the Meeting. ENRIQUE CABALLERO MONTOYA
79-3

ATTENDANCE LIST OF THE
GENERAL EXTRAORDINARY SHAREHOLDERS MEETING OF
PACTIV MEXICO, S.A. DE C.V.
HELD ON JUNE 30, 2003
[SIGNED]
ENRIQUE CABALLERO MONTOYA,
In representation of:
Pactiv Internacional Holdings, Inc.
[SIGNED]
ROLANDO CASTELLANOS MACAL,
In representation of:
Pactiv Corporation
The undersigned secretary of the general extraordinary shareholders meeting HEREBY CERTIFIES:
That therein there were present the individuals whose names and signatures appear on the attendance list, from its start to it end.
Chihuahua, Chih., June 30, 2003.
[SIGNED]
Rolando Castellanos Macal,

Secretary

I, Attorney MONICA ESNAYRA PEREYRA, NOTARY PUBLIC NUMBER TWENTY-ONE, in office for this Judicial District of Morelos, State of Chihuahua, hereby put on record and
CERTIFY: That this copy has thirteen pages, without considering this one, duly collated, and that it fully corresponds to its original which I had at my sight.
This certification is issued upon request of the interested party, which I authorize and sign.
Chihuahua, Chihiuahua, February twenty-three, two thousand four. IN WITNESS WHEREOF,
[SIGNED]
MONICA ESNAYRA PEREYRA
NOTARY PUBLIC NUMBER TWENTY-ONE

GENERAL BUREAU OF FOREIGN INVESTMENT
REGISTRATION REQUEST; REGISTER CANCELLATION; NOTICE OF AMENDMENT TO INFORMATION PREVIOUSLY PROVIDED TO THE SECOND SECTION OF THE FOREIGN INVESTMENTS NATIONAL REGISTER; SUBMISSION OF THE REPORT ON REVENUES AND EXPENSES NOT AFFECTING THE CAPITAL STOCK; AND SUBMISSION OF ECONOMIC REPORT.
THIS FORM INCLUDES A COVER AND SIX MODULES FOR CARRYING OUT A PROCEDURE, BOTH THE COVER AND THE CORRESPONDING MODULE(S) SHOULD BE INVARIABLY COMPLETED.
Before filling out this form, please read the general considerations at the end of the same.
If you are registered in the Sole Registry of Accredited Persons of the SE [Department of Foreigne Affairs], it will not be necessary to fill out in the spaces marked with an asterisk (*)

PACTIV MEXICO, S.A. DE C.V.
NAME, DENOMINATION OR CORPORATE NAME (*)
EXCLUSIVE USE OF SE
(DEPARTMENT OF FOREIGN AFFAIRS)

FOLIO:	4126
RECEPTION DATE:

P	M	E	9	7	1	0	5	V	C	9	5	6	1	2	9
FEDERAL TAXPAYER’S REGISTRATION CODE											FILE NUMBER

INFORMATION ABOUT THE LEGAL REPRESENTATION AND THE PROCEDURE TO BE PERFORMED (*)
1 . COMPANY’S LEGAL REPRESENTATIVE DETAILS: (*)
NAME(S) (*)	LAST NAME (*)	SECOND LAST NAME (*)
GUSTAVO ALONSO	BUSTILLOS	DOMINGUEZ
ADDRESS (*)

STREET AND NUMBER (*)	AVENIDA NICOLAS GOGOL # 11342

DISTRICT (*)	COMPLEJO INDUSTRIAL CHIHUAHUA

CITY (*)	CHIHUAHUA	STATE (*) CHIHUAHUA

ZIP CODE (*)	31109	PHONE NUMBER (*) 442-17-43

2 . NAME OF THE PERSONS AUTHORIZED BY THE COMPANY TO ACKNOWLEDGE NOTICES, IN CASE OF BEING OTHER THAN THE LEGAL REPRESENTATIVE:

NAME(S)	LAST NAME	SECOND LAST NAME

3 . PROCEDURE YOU WISH TO PERFORM (CHECK ONE OPTION ONLY):

REGISTRATION:							☐

NOTICE OF AMENDMENTS TO INFORMATION PREVIOUSLY PROVIDED :							☐

CHANGES TO THE CAPITAL STOCK
TRANSFER OF SHARES
CHANGE OF DENOMINATION
OTHER (SPECIFY)

MODIFICATION DATE

	QUARTER INITIAL DATE			QUARTER CLOSING DATE
REVENUE AND EXPENSES REPORT
☐
	DAY MONTH YEAR			DAY MONTH YEAR

	FISCAL YEAR’S INITIAL DATE			FISCAL YEAR’S CLOSING DATE
ANNUAL ECONOMIC REPORT
(CERTIFICATE OF	01	01	02	31	12	02	☒
REGISTRATION RENEWAL)	DAY MONTH YEAR			DAY MONTH YEAR

REGISTRATION ANNULMENT							☐
DATE IN WHICH THE PERSON
DAY MONTH YEAR

OTHER, IF YOU WISH TO USE THIS FORM FOR PROVIDING INFORMATION REQUIREMENTS, CORRECT DATA, SUBMIT ANY NON-REQUIRED ADDITIONAL INFORMATION, ETC. (SPECIFY)							☐

I HEREBY DECLARE UNDER OATH, THAT THE INFORMATION PROVIDED HEREIN IS TRUE.
________________________
___________
LEGAL REPRESENTATIVE SIGNATURE
[Over the above table, a register stamp appears with partially illegible legends:]
GENERAL BUREAU OF FOREIGN INVESTMENT
NATIONAL REGISTRY OF FOREIGN INVESTMENTS
PROVISIONAL RENEWAL OF RECORD OF
INSCRIPTION INTO THE NATIONAL REGISTRY
OF FOREIGN INVESTMENTS

which will become a Definite Renewal of the Record of Proof of Inscription, provided the corresponding procedure has been filed according to provisions set forth in the Foreign Investment Law; ii) the provisions of the corresponding Regulations, and that the provisions set forth in foreign investment matters and iii) [illegible]

MODULE V	ECONOMIC, ACCOUNTING AND FINANCIAL INFORMATION
18. INFORMATION OF THE PERSON THAT MAY BE CONTACTED IN THE COMPANY FOR CLARIFICATIONS: (THIS QUESTION SHOULD NOT BE ANSWERED IN CASE THE LEGAL REPRESENTATIVE HAS ENOUGH ELEMENTS TO SOLVE TECHNICAL QUERIES ABOUT THE INFORMATION PROVIDED IN THIS MODULE).

NAME(S)	LAST NAME		SECOND LAST NAME
MARIA CRISTINA	BAEZ		ACOSTA
ADDRESS
STREET AND NUMBER	AVENIDA NICOLAS GOGOL # 11342
NEIGHBORHOOD	COMPLEJO INDUSTRIAL CHIHUAHUA
CITY	CHIHUAHUA		STATE		CHIHUAHUA
ZIP CODE 31109	PHONE NUMBER 442-17-43				FAX 442-17-50
IF THE SPACE INTENDED FOR THE QUESTIONS IN THIS MODULE IS NOT ENOUGH, PLEASE PROVIDE THE ADDITIONAL INFORMATION ON A COPY OF THIS FORM.

9. INFORMATION ABOUT THE LOCATION AND ECONOMIC ACTIVITY PER FACILITY:

GEOGRAPHIC LOCATION
IMMS EMPLOYER’S REGISTER	STATE		TOWN		ECONOMIC ACTIVITY ACTUALLY CARRIED OUT AT THE FACILITY
THERE IS NO EMPLOYER’S REGISTER, THE COMPANY HAS NO EMPLOYEES, IT HIRES OTHER COMPANIES’ SERVICES	CHIHUAHUA		CHIHUAHUA		MANUFACTURING AND SALE OF PACKING MATERIALS

(ILLEGIBLE NUMBER) EMPLOYMENT INFORMATION PER ESTABLISHMENT (IF IT’S THE CASE, EXPLAIN THE REASON IT HAS NO EMPLOYEES):
	NATIONAL EMPLOYEES			FOREIGN EMPLOYEES			TOTAL
IMMS EMPLOYER’S REGISTER	WORKERS	TECHNICIANS	CLERKS	WORKERS	TECHNICIANS	CLERKS
N/A

21. CORPORATIVE INFORMATION:
CORPORATE GROUP TO WHICH IT BELONGS IN THE COUNTRY		N/A
CORPORATE GROUP TO WHICH IT BELONGS ABROAD		PACTIV CORPORATION
NAME OF THE PARENT COMPANY ABROAD		PACTIV INTERNATIONAL HOLDING INC.
PARENT COMPANY ABROAD ADDRESS 1900 WEST FIELD COURT	STATE ILLINOIS	COUNTRY U.S.A.

                    22. FINANCIAL POSITION STATEMENT:

		INITIAL	FINAL			INITIAL	FINAL
		(PESOS)	(PESOS)			(PESOS)	(PESOS)
	NET ASSETS (SUM OF 1, 2 AND 3)	118320464	98452338		LIABILITIES PLUS CAPITAL (SUM OF 4, 5, 6 AND 7)	118320464	98452338
?	[ILLEGIBLE LEGEND]	[ILLEGIBLE LEGEND]	[ILLEGIBLE LEGEND]	?	[ILLEGIBLE LEGEND]	[ILLEGIBLE LEGEND]	[ILLEGIBLE LEGEND]
A	CASHIER AND BANKS	1266659	2993666
					ACCOUNTS PAYABLE TO:
ACCOUNTS RECEIVABLE TO:				A	SUBSIDIARIES RESIDING ABROAD
B	SUBSIDIARIES RESIDING ABROAD			B	FOREIGN INVESTORS PARTICIPATING AS PARTNERS	268113727	309964415
C	FOREIGN INVESTORS PARTICIPATING AS PARTNERS	2847131		C	FOREIGN INVESTORS FROM THE SAME CORPORATE GROUP
D	FOREIGN INVESTORS FROM THE SAME CORPORATE GROUP			D	DOMESTIC SUPPLIERS	2989497	4803239
INVESTMENT IN:				E	SUPPLIERS RESIDING ABROAD	662177	437942
E	FOREIGN RESIDENT SUBSIDIARIES			F	WITH FINANCIAL INSTITUTIONS ABROAD
F	FIXED RETURN			G	WITH DOMESTIC

	BONDS ABROAD				FINANCIAL INSTITUTIONS
G	FLUCTUATING INTEREST RATE BONDS ABROAD			H	OTHER LIABILITIES	652253	279297
INVENTORIES OF:				?	COUNTABLE CAPITAL SUM OF A [ILLEGIBLE LEGEND]	[ILLEGIBLE LEGEND]	[ILLEGIBLE LEGEND]
H	RAW MATERIAL	5593079	4296455	A	SUBSCRIBED AND PAID-IN CAPITAL STOCK	50000	50000
I	PRODUCTS IN PROCESS			B	CAPITAL RESERVES
J	FINISHED PRODUCTS	6845419	7037705	C	PROFIT OR LOSS OF PREVIOUS FISCAL YEARS	(91866702)	(169041816)
K	OTHER ASSETS	19253954	10393253	D	PROFIT OR LOSS OF THE FISCAL YEAR	(73520314)	(22625278)
2	FIXED ASSETS SUM OF A AND C	79228372	[ILLEGIBLE LEGEND]	E	ACKNOWLEDGMENT OF INFLATION IN FINANCIAL INFORMATION
				?	DEFERRED LOANS	11239826	(25415461)
A	MACHINERY AND EQUIPMENT	72617363	66223856	?	ASSETS AND LIABILITIES RESERVES
B	LAND AND CONSTRUCTIONS

	IONS
C	OTHERS	6611009	3701133
3	DEFERRED ASSETS	3285850	3806270

23. RESULTS STATEMENT. ONLY FOR THE ANNUAL ECONOMIC INFORMATION PROCEDURE (CERTIFICATE OF REGISTRATION RENEWAL):

		IN THE COUNTRY	ABROAD			IN THE COUNTRY	ABROAD
		(PESOS)	(PESOS)			(PESOS)	(PESOS)
1	TOTAL OF INCOME SUM OF A TO H	26645502	52813948	2	TOTAL OF EXPENSES SUM OF A TO M	47814877	9019295
A	MERCHANDISE NET SALES	22538500	52813948	A	NET PURCHASES	24549468
B	SERVICES SUPPLY			B	MACHINERY AND EQUIPMENT DEPRECIATION	8615838
C	IN-BONDING INCOME			C	SALARIES
D	INTERESTS	244114		D	WAGES
E	DIVIDENDS			E	BENEFITS
F	ROYALTIES			F	PAID INTERESTS TO THE PARENT COMPANY		9019295
G	TECHNICAL ASSISTANCE			G	PAID INTERESTS TO FINANCIAL INSTITUTIONS
H	OTHERS	3862888		H	PAID INTERESTS TO SUPPLIERS
				I	PAID INTERESTS TO

[ILLEGIBLE LEGEND]		COMPLEMENTARY			VARIOUS
STATISTICS					CREDITORS
A	MANUFACTURING COSTS	41020444		J	ROYALTIES
B	DIRECT LABOR COST			K	TECHNICAL ASSISTANCE
C	PRODUCTION TOTAL VALUE	26174773		L	PUBLICITY AND ADVERTISING
USED EXCHANGE RATE			10.3702	M	OTHERS	14649571

Page 7 of 9	SE-02-001-2

I, Attorney MONICA ESNAYRA PEREYRA, NOTARY PUBLIC NUMBER TWENTY-ONE, in office for this Judicial District of Morelos, State of Chihuahua, hereby put on record and
CERTIFY: That this copy has three pages, duly collated, and that it fully corresponds to its original which I had at my sight.
This certification is issued upon request of the interested party, which I authorize and sign.
Chihuahua, Chihuahua, February twenty-six, two thousand four. IN WITNESS WHEREOF,
[SIGNED]
MONICA ESNAYRA PEREYRA
NOTARY PUBLIC NUMBER TWENTY-ONE

This document was added with No. three to the Appendix of Deed number nineteen

[The body of the document is printed on a background of horizontal stripes, within which a circle appears at the center with a national emblem and the following legends:] UNITED MEXICAN STATES
TAX IDENTIFICATION CARD

FEDERAL TAXPAYER’S REGISTRATION CODE	|
PME971105VC9

NAME, DENOMINATION OR CORPORATE NAME	|
PACTIV MEXICO, S.A. DE C.V.
FOLIO
E 5430462
CHIH 12/04/00
REfy4ls3Xe-
[Illegible legends]
[R.F.C = Spanish signals for: Federal Taxpayer’s Registry]
THE TAX ADMINISTRATION SERVICE HEREBY PROVIDES THE FEDERAL TAXPAYER REGISTRATION CODE THAT HAS BEEN ASSIGNED TO YOU BASED ON THE INFORMATION YOU PROVIDED, WHICH HAS BEEN RECORDED IN ACCORDANCE WITH THE FOLLOWING:
NAME, DENOMINATION OR CORPORATE NAME:
PACTIV MEXICO SA DE CV

ADDRESS
NICOLAS GOGOL
11342
COL. COMPLEJO INDUSTRIAL CHIHUAHUA
R.F.C. CODE: PME971105VC9
LOCAL COLLECTION ADMINISTRATION CHIHUAHUA
ACTIVITY MANUFACTURE OF PRODUCTS NOT CLASSIFIED IN OTHER PART
REGISTRATION STATUS: ACTIVE
INSCRIPTION DATE 1997/11/21 DATE OPERATIONS STARTED 1997/11/05
OBLIGATIONS: _____________________

CODE	DESCRIPTION	DATE REGISTERED

S1	Business company (General company law system)	1997/11/05

V1	VAT (Encumbered)	1997/11/05

R5	WITHHOLDING (Fee withholder 10%))	1997/11/05

R16	WITHHOLDING (VAT WITHHOLDER)	1997/11/05

PROCEDURES PERFORMED	DATE PRESENTED	FOLIO NUMBER

REISSUANCE OF TAX IDENTIFICATION CARD	2000/04/12	1546486

CHANGE OF NAME OF CORPORATE NAME	2000/04/12	1546464

CHANGE OF NAME OF CORPORATE NAME	2000/03/10	1518697
CHIHUAHUA, APRIL 12, 2000

LOCAL COLLECTION MANAGER CHIHUAHUA
SIGNED]

ARMANDO FELIX CARRASCO

I, Attorney MONICA ESNAYRA PEREYRA, NOTARY PUBLIC NUMBER TWENTY-ONE, in office for this Judicial District of Morelos, State of Chihuahua, hereby put on record and
CERTIFY: That this copy has one page, duly collated, and that it fully corresponds to its original which I had at my sight.
This certification is issued upon request of the interested party, which I authorize and sign.
Chihuahua, Chihiuahua, February twenty-six, two thousand four. IN WITNESS WHEREOF,
[SIGNED]
MONICA ESNAYRA PEREYRA
NOTARY PUBLIC NUMBER TWENTY-ONE

NOTARY DECLARATION
TAX ON LEGAL ACTS
This document was added with No. four
to the Appendix of Deed number nineteen
C. REVENUE CHIHUAHUA, CHIH. DAY 26 MONTH FEBRUARY 19 COLLECTOR IN ______________    _________        2004         ,
I HEREBY PUT ON RECORD THAT THE DEED WITH THE INFORMATION BELOW, WAS EXECUTED BEFORE ME:

DEED NUMBER	DATE PREPARED	SIGNING DATE	VOLUME
19	FEBRUARY 24, 2004	FEBRUARY 24, 2004	ONE

LEGAL ACTS INCLUDING
FORMALIZATION OF THE MEETING MINUTES DATED FEBRUARY 24, 2004 GRANT OF 4 MANDATES

GRANTOR(S)		GRANTOR’S CAPACITY IN THE ACT
LAST NAME NAME(S)	SECOND LAST NAME
PACTIV MEXICO, S. A. DE C. V. REPRESENTED BY CASTELLANOS ROLANDO	MACAL	DELEGATE OF THE GENERAL EXTRAORDINARY SHAREHOLDER’S MEETING

NOTARY PUBLIC INFORMATION
LAST NAME NAME(S) ESNAYRA MONICA	SECOND LAST NAME PEREYRA
SIGNATURE	FEDERAL TAXPAYER’S REGISTRATION CODE EAPM 650908 86A
NOTARY NUMBER 21
JUDICIAL DISTRICT MORELOS

EXEMPT TRANSACTION AND THE LEGAL PRECEPT THAT SETS IT OUT

LEGAL PRECEPT THAT SETS THE TAX PAYMENT
ARTICLE 305, FRACTIONS IV AND VI FROM THE STATE FISCAL CODE

PREVIOUS DEBITS
PROPERTY TAX	$	OTHERS

SETTLEMENT
ACTS OF LAW TAX 410-01	195.64
UNIV. TAX 420-01	7.81
TOTAL	203.45
RECEIVING CASHIER’S
SIGNATURE

OFFICIAL MACHINE STAMP
OR IN ABSENCE THEREOF, THE FOLIO NUMBER OF INCOME CERTIFICATE DGF 54-01

“THIS STATEMENT SHALL ONLY BE VALID IF THE MECHANIZED RECEIPT OF INCOME CERTIFICATE NUMBER 197874 IS ATTACHED HERETO”.

1978748D
This document was added with No. five
to the Appendix of Deed number nineteen
[Logo] Chihuahua [illegible]
INCOME CERTIFICATE

DATE	CASHIER		OPERATION
02/26/2004	10:07 am	3	BCH4602189

PUBLIC REGISTRY
TAXPAYER: PACTIV MEXICO SA DE CV	AMOUNT
TAX ON LEGAL ACTS	195.64
UNIVERSITY TAX	7.82
ROUNDING IN CENTS	-0.46

SUBTOTAL	$203.00

13 (TWO HUNDRED THREE PESOS 00/100)

“USE YOUR SEATBELT” TOTAL	$203.00

TAXPAYER

THIS IS THE FIRST TESTIMONY MADE FROM ITS ORIGINAL WHICH IS ISSUED FOR THE USE OF PACTIV MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, IT HAS TWENTY-EIGHT PAGES, DULY COLLATED, CORRECTED, SEALED AND SIGNED. I AUTHORIZE IT AND SIGN IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, AS OF FEBRUARY TWENTY-SIX, TWO THOUSAND FOUR.
[SIGNED]
MONICA ESNAYRA PEREYRA
NOTARY PUBLIC NUMBER TWENTY-ONE
REGISTERED UNDER NUMBER 4
FOLIOS 6 OF VOLUME 221
OF THE FIRST BOOK OF COMMERCE
CHIHUAHUA, CHIH., FEBRUARY 27,
2004.
     [SIGNED]

I, MONICA ESNAYRA PEREYRA, NOTARY PUBLIC NUMBER TWENTY-ONE, in office for this Judicial District of Morelos, State of Chihuahua, hereby put on record and
CERTIFY: That this copy has twenty-eight pages, without considering this one, duly collated, and that it fully corresponds to its original which I had at my sight.
This certification is issued upon request of the interested party, which I authorize and sign.
Chihuahua, Chihiuahua, March first, two thousand four. IN WITNESS WHEREOF,
[SIGNED]
MONICA ESNAYRA PEREYRA
NOTARY PUBLIC NUMBER TWENTY-ONE

I, MONICA ESNAYRA PEREYRA, NOTARY PUBLIC NUMBER TWENTY-ONE, in office for this Judicial District of Morelos, State of Chihuahua, hereby put on record and
CERTIFY: That this copy has twenty-nine pages, duly collated, that were made on their turn from a certified copy made on March first, two thousand four, by the undersigned, and that this document fully corresponds to its corresponding certification, which I have at my sight and return to the interested party.-
This certification is issued upon request of the interested party, which I authorize and sign.
Chihuahua, Chihiuahua, April nineteen, two thousand four. IN WITNESS WHEREOF,
[SIGNED]
MONICA ESNAYRA PEREYRA
NOTARY PUBLIC NUMBER TWENTY-ONE